SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant

Check the appropriate box:
  Preliminary Proxy Statement       Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE ESTEE LAUDER COMPANIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other that the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
        Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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


    The Estee Lauder Companies Inc.
    767 Fifth Avenue
    New York, NY 10153


                                                             [ESTEE LAUDER LOGO]

    Leonard A. Lauder
    Chairman



                                                                 October 3, 2001


Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders. It will be held on Wednesday, October 31, 2001, at 10:00 a.m., local time, at The Essex House in New York City.

     The enclosed notice and proxy statement contain details concerning the meeting. The Board of Directors recommends a vote "FOR" all the following items of business:

     1. Election of three Directors to serve until the 2004 Annual Meeting of Stockholders;

     2.   Approval of the Fiscal 2002 Share Incentive Plan; and

     3. Ratification of the Board's appointment of Arthur Andersen LLP as independent auditors for the 2002 fiscal year.

     Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting even if you cannot attend.

     I look forward to seeing you at the Annual Meeting.


                                               /s/ Leonard A. Lauder

                         THE ESTEE LAUDER COMPANIES INC.
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:

     Wednesday, October 31, 2001, at 10:00 a.m., local time

PLACE:

     The Essex House
     Grand Salon
     160 Central Park South
     New York, New York 10019

ITEMS OF BUSINESS:

     1. To elect three Directors to serve until the 2004 Annual Meeting of Stockholders;

     2.   To approve the Fiscal 2002 Share Incentive Plan; and

     3. To ratify the Board's appointment of Arthur Andersen LLP as independent auditors for the 2002 fiscal year.

     We also will transact such other business as may properly come before the meeting and any adjournments or postponements.

WHO MAY VOTE?

     Stockholders of record of the Class A Common Stock and Class B Common Stock at the close of business on September 14, 2001 are entitled to notice of and to vote at the meeting and any adjournments or postponements.

ADMISSION TO THE MEETING:

     ADMISSION TO THE MEETING WILL REQUIRE A TICKET. If you are a stockholder of record and plan to attend, please check the appropriate box on the proxy card and an admission ticket will be mailed to you. If you are a stockholder whose shares are held through an intermediary such as a bank or broker and you plan to attend, please request a ticket by writing to the Investor Relations Department at The Estee Lauder Companies Inc., 767 Fifth Avenue, New York, New York 10153. Evidence of your ownership, which you can obtain from your bank, broker or other intermediary, must accompany your letter.


                                              By Order of the Board of Directors


                                              PAUL E. KONNEY
                                              SENIOR VICE PRESIDENT,
                                              GENERAL COUNSEL AND SECRETARY


New York, New York
October 3, 2001

     YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. IN THE EVENT YOU DECIDE TO ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                      [This page intentionally left blank]

                         THE ESTEE LAUDER COMPANIES INC.
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153

                                                                 October 3, 2001

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 31, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Estee Lauder Companies Inc. (the "Company", "we" or "us"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders to be held in the Grand Salon at The Essex House, 160 Central Park South, New York, New York, on Wednesday, October 31, 2001, at 10:00 a.m., local time, and at any adjournment or postponement thereof.

     All proxies delivered pursuant to this solicitation are revocable at any time before they are exercised at the option of the persons signing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting. The mailing address of our principal executive offices is 767 Fifth Avenue, New York, New York 10153. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is October 3, 2001.

     All properly signed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In the election of Directors to serve until the Annual Meeting of Stockholders in 2004, stockholders may vote in favor of all nominees or withhold their votes as to any or all nominees. Regarding the other proposals to be voted upon, stockholders may vote in favor of a proposal, may vote against a proposal or may abstain from voting. Stockholders should specify their choices on the enclosed form of proxy. If no specific instructions are given, the shares represented by a signed proxy will be voted:

     1.   FOR the election of all nominees as director;

     2.   FOR the proposal to approve the Fiscal 2002 Share Incentive Plan; and

     3. FOR the proposal to ratify the appointment of Arthur Andersen LLP as independent auditors.

     Directors will be elected by a plurality of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock voting in person or by proxy at the Annual Meeting. Under our bylaws, approval of the Fiscal 2002 Share Incentive Plan and ratification of the appointment of Arthur Andersen LLP require the affirmative vote of a majority of the votes cast "For" or "Against" the proposal by holders of Class A Common Stock and Class B Common Stock. Accordingly, abstentions and broker non-votes, while not included in calculating vote totals for these proposals, will have the practical effect of reducing the number of "For" votes needed to approve them.

     Only owners of record of shares of Class A Common Stock and Class B Common Stock at the close of business on September 14, 2001 are entitled to vote at the Annual Meeting or adjournments or postponements thereof. Each owner of record of Class A Common Stock on the record date is entitled to one vote for each share of Class A Common Stock so held. Each owner of record of Class B Common Stock on the record date is entitled to ten votes for each share of Class B Common Stock so held. On September 14, 2001, there were 125,249,725 shares of Class A Common Stock and 113,490,293 shares of Class B Common Stock issued and outstanding.

     A list of stockholders as of the close of business on September 14, 2001 will be available for inspection during normal business hours from October 17, 2001 through October 30, 2001, at the office of Spencer G. Smul, Associate Counsel and Assistant Secretary of the Company, at 767 Fifth Avenue, New York, New York 10153.

                              ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     The Board of Directors has fixed the number of Directors at ten. The Directors are divided into three classes, each serving for a period of three years.

     The stockholders elect approximately one-third of the members of the Board of Directors annually. The Directors whose terms will expire at the 2001 Annual Meeting of Stockholders are Lynn Forester, William P. Lauder and Richard D. Parsons, each of whom has been nominated to stand for reelection as a Director at the 2001 Annual Meeting, to hold office until the 2004 Annual Meeting and until his or her successor is elected and qualifies.

     In the unanticipated event that one or more of these nominees is unable or declines to serve for any reason, the Board of Directors may reduce the number of Directors or may designate a substitute nominee or nominees, in which event the persons named in the enclosed proxy will vote proxies for the election of such substitute nominee or nominees.

     THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE AS A DIRECTOR TO HOLD OFFICE UNTIL THE 2004 ANNUAL MEETING. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS A CONTRARY CHOICE IS SPECIFIED IN THE PROXY.

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             NOMINEES FOR ELECTION TO TERM EXPIRING 2004 (CLASS II)
--------------------------------------------------------------------------------

[PHOTO OMITTED]     Lynn Forester                     Director since 2000
                                                      Age 47

                    Ms. Forester is co-Chair of FirstMark Communications Europe, LLC and CEO of FirstMark Holdings, Inc. From 1990 to 1997, Ms. Forester was President and CEO of FirstMark Communications Inc. Prior to that, Ms. Forester was Executive Vice President for Development at Metromedia Telecommunications, Inc. She began her career in 1980 as an associate at the law firm of Simpson, Thacher and Bartlett, where she practiced corporate law until 1984. Ms. Forester is Chairman of the New York City Scholarship Fund and a trustee of the Outward Bound Trust. Ms Forester is a member of the Council on Foreign Relations and the Foreign Policy Association, and she served during the Clinton Administration as a member of the Secretary of Energy Advisory Board and a member of the National Information Infrastructure Advisory Committee.

                    Ms. Forester is a member of the Audit Committee, the Compensation Committee and the Stock Plan Subcommittee.

--------------------------------------------------------------------------------
[PHOTO OMITTED]     William P. Lauder                 Director since 1996
                                                      Age 41

                    Mr. Lauder became Group President of the Company in July 2001. He leads the worldwide business of Clinique and Origins and our retail store and on-line operations. From 1998 to 2001, he was President of Clinique Laboratories, Inc. Prior to 1998, he was President of Origins Natural Resources Inc., and he had been the senior officer of that division since its inception in 1990. Prior thereto, he served in various positions since joining the Company in 1986. He is a member of the Board of Trustees of The Trinity School in New York City and the Boards of Directors of The Fragrance Foundation, the Fresh Air Fund and the 92nd Street Y.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED]     Richard D. Parsons                Director since 1999
                                                      Age 53

                    Mr. Parsons has been Co-Chief Operating Officer of AOL Time Warner Inc. since January 2001. From 1995 until the merger with America On-Line Inc., he was President of Time Warner Inc. From 1990 through 1994, he was Chairman and Chief Executive Officer of Dime Bancorp, Inc. Mr. Parsons is a director of AOL Time Warner Inc. and Citigroup. Among his numerous community activities, he is Chairman of Upper Manhattan Empowerment Zone Development Corporation and the Apollo Theatre Foundation, and serves of the boards of Colonial Williamsburg Foundation, Lincoln Center and the Museum of Modern Art. He is also a trustee of Howard University.

                    Mr. Parsons is Chairman of the Compensation Committee and a member of the Nominating and Board Affairs Committee.

--------------------------------------------------------------------------------
              INCUMBENT DIRECTORS -- TERM EXPIRING 2002 (CLASS III)
--------------------------------------------------------------------------------

[PHOTO OMITTED]     Charlene Barshefsky               Director since 2001
                                                      Age 51

                    Ms. Barshefsky is Senior International Partner at the law firm of Wilmer, Cutler & Pickering in Washington, D.C. Prior to joining the law firm, she was The United States Trade Representative from March 1997 until January 2001 and Deputy United States Trade Representative and Acting United States Trade Representative from June 1993 until March 1997. From February 2001 until July 2001, Ms. Barshefsky was a Public Policy Scholar at the Woodrow Wilson International Center for Scholars in Washington, D.C. Ms. Barshefsky is also a director of American Express Company.

                    Ms. Barshefsky is a member of the Audit Committee.

--------------------------------------------------------------------------------
[PHOTO OMITTED]     Leonard A. Lauder                 Director since 1958
                                                      Age 68

                    Mr. Lauder has been Chairman of the Board of Directors since 1995. He served as Chief Executive Officer of the Company from 1982 through 1999 and as President from 1972 until 1995. Mr. Lauder formally joined the Company in 1958 after serving as an officer in the United States Navy. Since joining the Company, he has held various positions, including executive officer positions other than those described above. He is Chairman of the Board of Trustees of the Whitney Museum of American Art, a Charter Trustee of the University of Pennsylvania and a Trustee of The Aspen Institute. He also served as a member of the White House Advisory Committee on Trade Policy and Negotiations under President Reagan.

                    Mr. Lauder is a member of the Nominating and Board Affairs Committee.

--------------------------------------------------------------------------------
[PHOTO OMITTED]     Ronald S. Lauder                  Director since 1988 and
                                                      from 1968 to 1986
                                                      Age 57

                    Mr. Lauder has served as Chairman of Clinique Laboratories, Inc. and Chairman of Estee Lauder International, Inc. since returning from government service in 1987. Mr. Lauder joined the Company in 1964 and has served in various capacities. From 1983 to 1986, Mr. Lauder served as Deputy Assistant Secretary of Defense for European and NATO Affairs. From 1986 to 1987, he was U.S. Ambassador to Austria. He is non-executive Chairman of the Board of Directors of Central European Media Enterprises Ltd. He is also Chairman of the Board of Trustees of the Museum of Modern Art.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PHOTO OMITTED]     Marshall Rose                     Director since 1996
                                                      Age 64

                    Mr. Rose is a managing partner of The Georgetown Group, a privately held real estate development and financial service firm. He is a Trustee of BRT Realty Trust and a Director of One Liberty Properties Inc. Among his numerous civic activities, he is Chairman Emeritus of The New York Public Library, a Director and member of the Executive Committee of Bryant Park Restoration Corporation, and a member of the Executive Committee of the Board of Advisors of The Graduate School and University Center of the City University of New York.

                    Mr. Rose is a member of the Audit Committee, the Compensation Committee and the Stock Plan Subcommittee.

--------------------------------------------------------------------------------
               INCUMBENT DIRECTORS -- TERM EXPIRING 2003 (CLASS I)
--------------------------------------------------------------------------------

[PHOTO OMITTED]     Irvine O. Hockaday, Jr.           Director since 2001
                                                      Age 65

                    Mr. Hockaday is President and Chief Executive Officer of Hallmark Cards, Inc. Prior to joining Hallmark in 1983, he was President and Chief Executive Officer of Kansas City Southern Industries, Inc. Mr. Hockaday has been a member of the Hallmark Board of Directors since 1978. He is also a director of the Ford Motor Company, Dow Jones & Co., Inc., Sprint Corp., UtiliCorp United and Crown Media Holdings. He is a member of the Princeton University Board of Trustees and is a trustee emeritus of the Aspen Institute.

                    Mr. Hockaday is a member of the Audit Committee.

--------------------------------------------------------------------------------
[PHOTO OMITTED]     Fred H. Langhammer                Director since 1996
                                                      Age 57

                    Mr. Langhammer has been Chief Executive Officer since 2000 and President of the Company since 1995. He was Chief Operating Officer from 1985 through 1999. Mr. Langhammer joined the Company in 1975 as President of its operations in Japan and, in 1982, he was appointed Managing Director of the Company's operations in Germany. He is a member of the Board of Directors of Inditex, S.A. (an apparel manufacturer and retailer), the Cosmetics, Toiletries and Fragrance Association, the German American Chamber of Commerce, Inc., and the American Institute for Contemporary German Studies at Johns Hopkins University. He is also a Senior Fellow of the Foreign Policy Association.

--------------------------------------------------------------------------------
[PHOTO OMITTED]     Faye Wattleton                    Director since 1996
                                                      Age 58

                    Ms. Wattleton is the President of the Center for Gender Equality and is an author, lecturer, media commentator and consultant to businesses, health organizations and non-profit entities. She is a past president of Planned Parenthood Federation of America, Inc. (from 1978 to 1992). She is a director of Empire Blue Cross & Blue Shield, the Quidel Corporation, Bio-Technology General Corp., The Eisenhower Fellowships, the Institute for International Education, Jazz at Lincoln Center and the United Nations Association of the United States of America. She is the holder of 12 honorary degrees and was inducted into the National Women's Hall of Fame in 1993.

                    Ms. Wattleton is Chairman of the Audit Committee and of the Nominating and Board Affairs Committee.

--------------------------------------------------------------------------------

OWNERSHIP OF SHARES

     The following table sets forth certain information regarding the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of September 14, 2001 (or such other date specified in the notes to the table) by
(i) each person known by the Company to own beneficially more than 5% of the outstanding shares of either Class A Common Stock or Class B Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers whose names appear in the summary compensation table and (iv) all directors and executive officers as a group. Except as set forth in the notes to the table, the business address of each 5% stockholder is 767 Fifth Avenue, New York, New York 10153. AS DESCRIBED IN THE NOTES TO THE TABLE, THE NAMED INDIVIDUALS SHARE VOTING AND/OR INVESTMENT POWER WITH RESPECT TO CERTAIN SHARES OF COMMON STOCK. CONSEQUENTLY, SUCH SHARES ARE SHOWN AS BENEFICIALLY OWNED BY MORE THAN ONE PERSON.

                                                                                                  CLASS B         VOTING
                                                         CLASS A COMMON STOCK(1)                COMMON STOCK      POWER++
                                              --------------------------------------------  --------------------  -------
                                                                                  SHARES
                                                                                UNDERLYING
     DIRECTORS, EXECUTIVE OFFICERS                                    STOCK     EXERCISABLE
          AND 5% STOCKHOLDERS                   NUMBER        %     UNITS (2)   OPTIONS (#)     NUMBER        %      %
-------------------------------------------   ----------    -----    -------    -----------  -----------     ----   ----
The Estee Lauder 1994 Trust (3)(4) ........    4,698,951      3.8         --            --    12,189,852     10.7   10.0
Leonard A. Lauder (4)(5) ..................   15,498,779     12.4         --     2,246,602    58,741,546     51.8   47.8
Ronald S. Lauder (4)(6) ...................    8,051,093      6.4         --       550,002    45,372,503     40.0   36.6
Ira T. Wender, as trustee (4)(7) ..........    5,367,515      4.3         --            --    16,036,006     14.1   13.2
William P. Lauder (4)(8) ..................    4,313,573      3.4         --       136,332     6,093,254      5.4    5.2
Gary M. Lauder (4)(9) .....................    2,616,625      2.1         --            --     3,852,086      3.4    3.3
Joel S. Ehrenkranz,
  as trustee (4)(10) ......................    2,677,714      2.1         --            --     7,675,370      6.8    6.3
Richard D. Parsons, individually
  and as trustee (4)(11) ..................    4,017,605      3.2         --         6,673    20,304,638     17.9   16.4
Janus Capital Corporation (12) ............   10,123,950      8.1         --            --            --       --    0.8
FMR Corp. (13) ............................    6,666,727      5.3         --            --            --       --    0.5
Goldman Sachs & Co. (14) ..................    6,552,947      5.2         --            --            --       --    0.5
Fred H. Langhammer (15) ...................      100,050      0.1    245,879       900,002            --       --      *
Charlene Barshefsky .......................            0      *           --            --            --       --      *
Lynn Forester (16) ........................        2,000      *           --            --            --       --      *
Irvine O. Hockaday, Jr. (17) ..............        1,000      *          891            --            --       --      *
Marshall Rose (18) ........................       15,449      *        3,403         6,673            --       --      *
Faye Wattleton (19) .......................          833      *           --         6,673            --       --      *
Daniel J. Brestle (20) ....................        5,367      *           --        99,668            --       --      *
Patrick Bousquet-Chavanne (21) ............        1,322      *           --        50,000            --       --      *
All directors and executive officers
  as a group (18 persons) (22) ............   17,662,604     14.1    250,173     4,107,555   110,629,781     97.5   89.2

----------
++ Voting power represents combined voting power of Class A Common Stock (one vote per share) and Class B Common Stock (10 votes per share) owned beneficially by such person or persons.

*    Less than 0.1%.

(1) Each share of Class B Common Stock is convertible at the option of the holder into one share of Class A Common Stock and is automatically converted into a share of Class A Common Stock upon transfer to a person who is not a Lauder Family Member (as defined below). The number of shares of Class A Common Stock and percentages contained under this heading do not account for such conversion right.

(2) The stock units beneficially owned by Mr. Langhammer are payable in a like number of shares of Class A Common Stock. The stock units beneficially owned by Mr. Hockaday and Mr. Rose are to be paid out in cash and represent a deferral of retainers and meeting fees.


                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)


(3) Includes up to 3,988,438 shares of Class A Common Stock that may be delivered pursuant to a forward purchase contract to the Estee Lauder Common Exchange Security Trust II (the "TRACES II Trust") on February 23, 2002 (subject to extension and subsequent acceleration). The TRACES II Trust is not affiliated with the Company, The Estee Lauder 1994 Trust or its trustees.

(4) Leonard A. Lauder, Ronald S. Lauder, William P. Lauder, Gary M. Lauder, each individually and as trustees of various trusts, Ira T. Wender, as trustee, Joel S. Ehrenkranz, as trustee, and Richard D. Parsons, as trustee, are parties to a Stockholders' Agreement, pursuant to which each has agreed to vote his or the trust's shares for the election of Leonard A. Lauder, Ronald S. Lauder and their respective designees as directors of the Company. See notes (5) through (8) and (10) for certain exceptions. Shares owned by each such individual are not attributed to the others by reason of such voting arrangement.

(5) Includes shares owned beneficially or deemed to be owned beneficially by Leonard A. Lauder as follows: 4,901,280 shares of Class A Common Stock directly and with respect to which he has sole voting and investment power (including 3,394,986 shares of Class A Common Stock which are owed to Leonard A. Lauder by Ronald S. Lauder; such loan is secured by a pledge of 3,394,986 shares of Class B Common Stock); 3,579,302 shares of Class A Common Stock and 42,705,540 shares of Class B Common Stock as the sole individual general partner and the majority stockholder of the sole corporate general partner of a limited partnership and with respect to which he has sole voting and investment power; 4,698,951 shares of Class A Common Stock and 12,189,852 shares of Class B Common Stock as co-trustee of The Estee Lauder 1994 Trust with respect to which he shares voting power with Ronald S. Lauder, as co-trustee, and investment power with Ronald S. Lauder and Ira T. Wender, as co-trustees (see note (3) above); 1,300,000 shares of Class A Common Stock as co-trustee of the Estee Lauder 2001 Charitable Trust with respect to which he shares voting power with Ronald
     S. Lauder; 15,384 shares of Class A Common Stock and 3,846,154 shares of Class B Common Stock as an individual general partner of a limited partnership and as co-trustee of a trust (the "LAL Trust"), which is a general partner of the same limited partnership, and with respect to which he shares voting power with Ronald S. Lauder, who also is an individual general partner of the limited partnership and co-trustee of another trust (the "RSL Trust"), which is a general partner of the limited partnership, and investment power with Ronald S. Lauder, as an individual general partner of the limited partnership and as co-trustee of the RSL Trust, Richard D. Parsons and Ira T. Wender, as co-trustees of the RSL Trust, and Joel S. Ehrenkranz and Ira T. Wender, as co-trustees of the LAL Trust; 313,862 shares of Class A Common Stock as a director of The Lauder Foundation and with respect to which he shares voting and investment power; 300,000 shares of Class A Common Stock as a director of the American Art Foundation, Inc. ("AAF") and with respect to which he shares voting and investment power; and 390,000 shares of Class A Common Stock owned by Evelyn H. Lauder. Shares owned by the Estee Lauder 2001 Charitable Trust, The Lauder Foundation and the AAF are not subject to the Stockholders' Agreement. Leonard A. Lauder disclaims beneficial ownership of the shares of Class A Common Stock owned by The Lauder Foundation and Evelyn H. Lauder. Exercisable options include options with respect to 46,600 shares granted to Evelyn H. Lauder. In addition, Leonard A. Lauder has options with respect to another 2,999,998 shares granted to him pursuant to his prior employment agreement that are not yet exercisable. Evelyn H. Lauder has options with respect to another 108,400 shares granted to her pursuant to the Company's share incentive plans that are not yet exercisable.

(6) Includes shares owned beneficially or deemed to be owned beneficially by Ronald S. Lauder as follows: 1,000,000 shares of Class A Common Stock and 29,333,315 shares of Class B Common Stock directly and with respect to which he has sole voting and investment power; 3,182 shares of Class A Common Stock and 3,182 shares of Class B Common Stock as sole trustee of a trust for the benefit of his children and with respect to which he has sole voting and investment power; 4,698,951 shares of Class A Common Stock and 12,189,852 shares of Class B Common Stock as co-trustee of The Estee Lauder 1994 Trust with respect to which he shares voting power with Leonard A. Lauder, as co-trustee, and investment power with Leonard A. Lauder and Ira
     T. Wender, as co-trustees (see note (3) above); 1,300,000 shares of Class A Common Stock as co-trustee of the Estee Lauder 2001 Charitable Trust with respect to which he shares voting power

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)


     with Leonard A. Lauder; 15,384 shares of Class A Common Stock and 3,846,154 shares of Class B Common Stock as an individual general partner of a limited partnership and as co-trustee of the RSL Trust, which is a general partner of the same limited partnership, and with respect to which he shares voting power with Leonard A. Lauder, who also is an individual general partner of the limited partnership and co-trustee of the LAL Trust, which is a general partner of the limited partnership, and investment power with Leonard A. Lauder, as an individual general partner of the limited partnership and as co-trustee of the LAL Trust, Richard D. Parsons and Ira
     T. Wender, as co-trustees of the RSL Trust, and Joel S. Ehrenkranz and Ira
     T. Wender, as co-trustees of the LAL Trust; 313,862 shares of Class A Common Stock as a director of The Lauder Foundation and with respect to which he shares voting and investment power; 36,457 shares of Class A Common Stock as a Director of the Ronald S. Lauder Foundation with respect to which he shares voting and investment power; 530,000 shares of Class A Common Stock as a Director of the Neue Galerie New York and with respect to which he shares voting and investment power; and 153,257 shares of Class A Common Stock as a Director of The Jewish Renaissance Foundation with respect to which he shares voting and investment power. Shares owned by the Estee Lauder 2001 Charitable Trust, The Lauder Foundation, Neue Galerie New York and The Jewish Renaissance Foundation are not subject to the Stockholders' Agreement. Ronald S. Lauder disclaims beneficial ownership of the shares of Class A Common Stock and Class B Common Stock owned by trusts for the benefit of one or more of his children, The Lauder Foundation, the Ronald S. Lauder Foundation, Neue Galerie New York and The Jewish Renaissance Foundation. Ronald S. Lauder borrowed shares of Class A Common Stock from certain Family Controlled Trusts (as defined below) and Leonard
     A. Lauder, which he sold in the Company's initial public offering. Ronald
     S. Lauder is obligated to repay the outstanding loans, which in the aggregate are in respect of 7,394,986 shares of Class A Common Stock, by delivering to the lending Family Controlled Trusts and Leonard A. Lauder shares equal in number to the borrowed shares. This obligation is secured by pledges of 1,000,000 of shares of Class A Common Stock and 6,394,986 shares of Class B Common Stock owned by Ronald S. Lauder as to which he has sole voting power and shares investment power with the respective pledgees. Ronald S. Lauder also has options with respect to 749,998 shares granted to him pursuant to his prior employment agreement that are not yet exercisable.

(7) Includes shares owned beneficially or deemed to be owned beneficially by Ira T. Wender as follows: 3,000 shares of Class A Common Stock owned by his wife; 4,698,951 shares of Class A Common Stock and 12,189,852 shares of Class B Common Stock as co-trustee of The Estee Lauder 1994 Trust and with respect to which he shares investment power with Leonard A. Lauder and Ronald S. Lauder (see note (3) above); 15,384 shares of Class A Common Stock and 3,846,154 shares of Class B Common Stock as co-trustee of the LAL Trust and as co-trustee of the RSL Trust, each of which trusts are general partners of a limited partnership, which owns the shares and with respect to which he shares investment power with Leonard A. Lauder, as co-trustee of the LAL Trust and as an individual general partner of the limited partnership, Ronald S. Lauder, as co-trustee of the RSL Trust and as an individual general partner of the limited partnership, Joel S. Ehrenkranz, as co-trustee of the LAL Trust, and Richard D. Parsons, as co-trustee of the RSL Trust; and 650,180 shares of Class A Common Stock with respect to which he has sole voting power as sole trustee of the RSL 4201 Trust. Mr. Wender disclaims beneficial ownership of such shares. Shares owned by the Estee Lauder 2001 Charitable Trust and the RSL 4201 Trust are not subject to the Stockholders' Agreement. Mr. Wender's business address is 1133 Avenue of the Americas, New York, New York 10036.

(8) Includes shares owned beneficially or deemed to be owned beneficially by William P. Lauder as follows: 1,168,240 shares of Class A Common Stock and 2,264,038 shares of Class B Common Stock directly and with respect to which he has sole voting and investment power; 2,531,471 shares of Class A Common Stock and 3,829,216 shares of Class B Common Stock as co-trustee of a trust and with respect to which he shares voting power with Gary M. Lauder, as co-trustee, and investment power with Gary M. Lauder and Joel Ehrenkranz, as co-trustees; 313,862 shares of Class A Common Stock as a director of The Lauder Foundation and with respect to which he shares voting and investment power; and 300,000 shares of Class A Common Stock as director of the AAF and with respect to which he shares voting and investment power.

                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)


     Shares owned by The Lauder Foundation and the AAF are not subject to the Stockholders' Agreement. William P. Lauder disclaims beneficial ownership with respect to shares of Class A Common Stock owned by The Lauder Foundation and the AAF. William P. Lauder also has options with respect to 393,668 shares of Class A Common Stock granted to him pursuant to the Company's share incentive plans that are not yet exercisable.

(9) Includes shares owned beneficially or deemed to be owned beneficially by Gary M. Lauder as follows: 79,920 shares of Class A Common Stock directly and with respect to which he has sole voting and investment power; 2,531,471 shares of Class A Common Stock and 3,829,216 shares of Class B Common Stock as co-trustee of a trust and with respect to which he shares voting power with William P. Lauder, as co-trustee, and investment power with William P. Lauder and Mr. Ehrenkranz, as co- trustees; and (iii) 5,234 shares of Class A Common Stock and 22,870 shares of Class B Common Stock as custodian for his nieces. Mr. Lauder disclaims beneficial ownership of the shares held by him as custodian. Gary M. Lauder's business address is ICTV Inc., 14600 Winchester Boulevard, Los Gatos, California 95030.

(10) Includes shares owned beneficially or deemed to be owned beneficially by Joel S. Ehrenkranz as follows: 2,500 shares of Class A Common Stock directly; 2,531,471 shares of Class A Common Stock and 3,829,216 shares of Class B Common Stock as co-trustee of a trust and with respect to which he shares investment power with William P. Lauder and Gary M. Lauder, as co-trustee; 15,384 shares of Class A Common Stock and 3,846,154 shares of Class B Common Stock as co-trustee of the LAL Trust, which is a general partner of a limited partnership, which owns the shares and with respect to which he shares investment power with Leonard A. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the LAL Trust, Ronald S. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the RSL Trust, Richard D. Parsons and Ira T. Wender, as co-trustees of the RSL Trust, and Ira T. Wender, as co-trustee of the LAL Trust; and 128,359 shares of Class A Common Stock with respect to which he has sole voting power as sole trustee of the LAL 4002 Trust. Mr. Ehrenkranz disclaims beneficial ownership of all such shares except the shares he owns directly. Shares owned by the LAL 4002 Trust are not subject to the Stockholders' Agreement. Mr. Ehrenkranz's business address is 375 Park Avenue, New York, New York 10152.

(11) Includes shares owned beneficially or deemed to be owned beneficially by Richard D. Parsons as follows: 2,221 shares of Class A Common Stock directly and with respect to which he has sole voting and investment power; 4,000,000 shares of Class A Common Stock and 16,458,484 shares of Class B Common Stock as trustee of trusts for the benefit of Aerin Lauder and Jane Lauder and with respect to which Mr. Parsons has sole voting and investment power; and 15,384 shares of Class A Common Stock and 3,846,154 shares of Class B Common Stock as co-trustee of the RSL Trust, which is a general partner of a limited partnership, which owns the shares and with respect to which he shares investment power with Ronald S. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the LAL Trust, Leonard A. Lauder, who is an individual general partner of the limited partnership and also a co-trustee of the LAL Trust, Ira T. Wender, as co-trustee of the RSL Trust, and Joel S. Ehrenkranz and Ira T. Wender, as co-trustees of the LAL Trust. Mr. Parsons disclaims beneficial ownership of all such shares, other than those owned by him directly. All of the shares of Class A Common Stock owned by trusts for the benefit of Aerin Lauder and Jane Lauder represent shares owed to the trusts by Ronald
     S. Lauder to secure repayment of stock loans made to Mr. Lauder. Such loans, which were made to Mr. Lauder at the time of the Company's initial public offering, are secured by a pledge of 1,000,000 shares of Class A Common Stock and 3,000,000 shares of Class B Common Stock. The options become exercisable on November 9, 2001. Mr. Parson's business address is 75 Rockefeller Plaza, New York, New York 10019.

(12) Based on a Schedule 13G filed February 15, 2001 by Janus Capital Corporation, a registered investment adviser, and Thomas H. Bailey, its Chairman of the Board and President (collectively, "Janus"). Janus has sole voting and dispositive power over the shares. The principal address of Janus is 100 Fillmore Street, Denver, Colorado 80206-4923.


                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)


(13) Based on a Schedule 13G filed February 14, 2001 by FMR Corp., a holding company, Edward C. Johnson 3d, its Chairman, Abigail P. Johnson, one of its directors, and Fidelity Management & Research Company, a registered investment company (collectively "FMR"). FMR shares dispositive power over the shares, and FMR Corp. has sole power to vote, or to direct the vote of, 1,399,757 shares of Class A Common Stock. The principal address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

(14) Based on a Schedule 13G filed February 14, 2001 by Goldman, Sachs & Co., a broker dealer, partnership and investment adviser, and The Goldman Sachs Group, Inc., a holding company (collectively, "Goldman"). Goldman shares voting and dispositive power with respect to the shares. The principal address of Goldman is 85 Broad Street, New York, New York 10004.

(15) Excludes stock options with respect to 3,199,998 shares of Class A Common Stock granted to Mr. Langhammer under his prior employment agreement and the Fiscal 1999 Share Incentive Plan that are not exercisable.

(16) Includes 2,000 shares of Class A Common Stock to be granted to Ms. Forester on October 31, 2001.

(17) Mr. Hockaday defers the cash portion of his board retainer and meeting fees in the form of cash-payout stock units.

(18) Includes shares of Class A Common Stock owned beneficially by Mr. Rose as follows: 7,449 shares directly, 1,000 shares indirectly as a director of a private foundation, and 7,000 shares as trustee of one of his children's trusts, in each case with respect to which he has sole voting and investment power. Mr. Rose disclaims beneficial ownership of shares owned by the foundation and by his child's trust. In addition, Mr. Rose defers the cash portion of his board retainer and meeting fees in the form of cash-payout stock units. The options become exercisable on November 9, 2001.

(19) The options become exercisable on November 9, 2001.

(20) Excludes stock options with respect to 466,998 shares of Class A Common Stock granted to Mr. Brestle under a previous employment agreement and the Company's Fiscal 1999 Share Incentive Plan that are not yet exercisable.

(21) Excludes stock options with respect to 400,000 shares of Class A Common Stock granted to Mr. Bousquet-Chavanne under the Company's Fiscal 1999 Share Incentive Plan that are not yet exercisable.

(22) See notes (3) through (6), (8), (11) and (15) through (21). Also excludes stock options with respect to an aggregate of 805,070 shares of Class A Common Stock granted to the executive officers whose names do not appear in this table or the notes thereto, which are not yet exercisable.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

     STOCKHOLDERS' AGREEMENT. All Lauder Family Members (other than The Lauder Foundation, Aerin Lauder, Jane Lauder, the LAL 4002 Trust, the RSL 4201 Trust, The 4202 Corporation and the Estee Lauder 2001 Charitable Trust) that beneficially own shares of Common Stock have agreed pursuant to the Stockholders' Agreement to vote all shares beneficially owned by them for Leonard A. Lauder, Ronald S. Lauder and one person, if any, designated by each as a director of the Company. Lauder Family Members who are parties to the Stockholders' Agreement beneficially owned, in the aggregate, on September 14, 2001, shares of Common Stock having approximately 89.1% of the voting power of the Company. The right of each of Leonard A. Lauder and Ronald S. Lauder to designate a nominee exists only when he (including his descendants) beneficially owns (other than by reason of the Stockholders' Agreement) shares of Common Stock with at least 10% of the total voting power of the Company. Currently, William P. Lauder is the nominee of Leonard A. Lauder and Richard D. Parsons is the nominee of Ronald S. Lauder. The right of each of Leonard A. Lauder and Ronald S. Lauder to be nominated will exist so long as he (including his descendants) beneficially owns shares of Common Stock with at least 5% of the total voting power of the Company. In the event that Leonard A. Lauder ceases to be a member of the Board of Directors by reason of his death or disability, then his sons, William P. Lauder and Gary M. Lauder, will succeed to his rights to be nominated as a director and to designate one nominee. If either son is unable to serve by reason of his death or disability, the other son will have the right to designate a nominee.

Similarly, Aerin Lauder and Jane Lauder, Ronald S. Lauder's daughters, will succeed to their father's rights if he should cease to be a director by reason of his death or disability. If either daughter is unable to serve by reason of her death or disability, the other daughter will have the right to designate a nominee. In the event none of Leonard A. Lauder and his sons and Ronald S. Lauder and his daughters are able to serve as directors by reason of death or disability, then the rights under the Stockholders' Agreement to be a nominee and to designate a nominee will cease.

     BOARD COMMITTEES. The Board of Directors has established four committees--the Audit Committee, the Compensation Committee, the Stock Plan Subcommittee and the Nominating and Board Affairs Committee.

     The Audit Committee members are Charlene Barshefsky, Lynn Forester, Irvine
O. Hockaday, Jr., Marshall Rose and Faye Wattleton, Chairman. The Committee, among other things, makes recommendations to the Board of Directors regarding the appointment of independent auditors, reviews the independence of such auditors, approves the scope of the annual audit activities of the independent auditors and the Company's Internal Control Department and reviews audit results.

     The Compensation Committee members are Lynn Forester, Richard D Parsons, Chairman, and Marshall Rose. The Committee, among other things, has the authority to establish and approve compensation plans and arrangements with respect to the Company's executive officers and administers certain employee benefit plans, including the executive annual incentive plan. The Stock Plan Subcommittee, whose members are Lynn Forester and Marshall Rose, has the authority to adopt and administer the Company's share incentive plans.

     The Nominating and Board Affairs Committee members are Leonard A. Lauder, Richard D. Parsons and Faye Wattleton, Chairman. The Committee, among other things, recommends nominees for election as members of the Board, considers and makes recommendations regarding Board practices and procedures and reviews the compensation for service as a Board member.

     BOARD AND BOARD COMMITTEE MEETINGS. In fiscal 2001, the Board of Directors met five times, the Compensation Committee met twice, the Stock Plan Subcommittee met once, the Audit Committee met four times and the Nominating and Board Affairs Committee met six times. The total combined attendance for all Board and Committee meetings was 97%.

     COMPENSATION OF DIRECTORS. Each Non-Employee Director receives an annual cash retainer of $60,000 payable quarterly and a grant of ten-year options to purchase 5,000 shares of Class A Common Stock. Committee Chairmen receive an additional annual retainer of $15,000 each.

     An additional $25,000 is payable to each Non-Employee Director by a grant of stock units (accompanied by dividend equivalent rights) as an annual stock retainer in the fourth quarter of the calendar year. Each stock unit is convertible into shares of Class A Common Stock on or after the first business day of the calendar year following the one in which the director ceases to be a member of the Board. The number of stock units to be awarded is determined by dividing $25,000 by the average closing price of the Class A Common Stock on the twenty trading days next preceding the date of grant. In lieu of receiving stock units, a director may elect to receive options in respect of Class A Common Stock. The number of shares subject to such option grant is determined by dividing $75,000 by the closing price per share of the Class A Common Stock on the date of grant. Such price per share is also the exercise price per share of the options. Options have 10-year terms (subject to post-service limitations). In no event will stock units or stock options representing more than 5,000 shares be granted in connection with the annual stock retainer.

     On the date of the first annual meeting of stockholders which is more than six months after a Non-Employee Director's initial election to the Board, the director receives a grant of 2,000 shares of Class A Common Stock (plus a cash payment in an amount to cover related taxes).

     Non-Employee Directors receive $1,500 for each board or committee meeting attended plus reimbursement of reasonable expenses of attending such meetings. For services rendered outside Board or committee meetings, which are in furtherance of Board and/or committee business, Non-Employee Directors may receive an additional fee of $1,500 per day.

     Non-Employee Directors may elect to defer receipt of all or part of their cash-based compensation. The deferrals may take the form of stock equivalent units (accompanied by dividend equivalent rights) to be paid out in cash or may simply accrue interest until paid out in cash.

     Directors who are also employees of the Company receive no additional compensation for service as directors.

     DIRECTOR NOMINEES. The Nominating and Board Affairs Committee will consider stockholder recommendations of nominees with proven business judgment and experience and impeccable reputations. Proposed nominees should be able to satisfy the independence and other requirements to serve on our Board's Audit and/or Compensation Committees and the Stock Plan Subcommittee. Stockholders who wish to suggest qualified candidates should send their written recommendation to Paul E. Konney, Senior Vice President, General Counsel and Secretary, The Estee Lauder Companies Inc., 767 Fifth Avenue, New York, New York 10153. Any recommendation should be accompanied by detailed information regarding the proposed nominee's experience and qualifications and the stockholder making the recommendation. For stockholders intending to nominate an individual for election as a director, there are specific procedures set forth in our bylaws. See "Stockholder Proposals and Nominations".

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, consisting solely of "independent directors" as defined by the Board and consistent with the rules of the New York Stock Exchange, has:

     1. reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2001 with management and representatives of Arthur Andersen LLP;

     2. discussed with Arthur Andersen the matters required to be discussed by SAS 61, as modified or supplemented; and

     3. received the written disclosures and letter from Arthur Andersen required by Independence Standards Board Standard No. 1 and discussed Arthur Andersen's independence with representatives of Arthur Andersen.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2001 be included in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission.

     The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is attached to this Proxy Statement as Appendix A.


                                        The Audit Committee


                                        Faye Wattleton, Chairman
                                        Charlene Barshefsky
                                        Lynn Forester
                                        Irvine O. Hockaday, Jr.
                                        Marshall Rose

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any persons who own more than ten percent of the Class A Common Stock, to file forms reporting their initial beneficial ownership of common stock and subsequent changes in that ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent beneficial owners also are required to furnish the Company with copies of all forms they file under Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, or a written representation from a reporting person that no Form 5 was required, the Company believes that during the 2001 fiscal year all Section 16(a) filing requirements were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     FAMILY RELATIONSHIPS. Mrs. Estee Lauder and her late husband, Joseph Lauder, founded the Company. Until September 1995, Mrs. Lauder was Chairman of the Board of Directors. She is currently Founding

Chairman, an honorary position. Her son, Leonard A. Lauder, is the Chairman of the Board of Directors. Her other son, Ronald S. Lauder, is a Senior Vice President and Director of the Company and Chairman of Estee Lauder International, Inc. and Clinique Laboratories, Inc. Leonard A. Lauder's wife, Evelyn H. Lauder, is Senior Corporate Vice President of the Company. Leonard A. Lauder and his wife have two sons, William P. Lauder and Gary M. Lauder. William
P. Lauder is Group President and a Director of the Company. Gary M. Lauder is not an employee of the Company. Ronald S. Lauder and his wife, Jo-Carole Lauder, have two daughters, Aerin Lauder and Jane Lauder. Aerin Lauder is Vice President--Global Advertising for Estee Lauder. Jane Lauder is Vice President of Marketing for Stila Cosmetics, Inc., a subsidiary of the Company.

     As used in this Proxy Statement, the term "Lauder Family Members" includes only the following persons: (i) Mrs. Estee Lauder and her estate, guardian, conservator or committee; (ii) each descendant of Mrs. Lauder (a "Lauder Descendant") and their respective estates, guardians, conservators or committees; (iii) each "Family Controlled Entity" (as defined below); and (iv) the trustees, in their respective capacities as such, of each "Family Controlled Trust" (as defined below). The term "Family Controlled Entity" means (i) any not-for-profit corporation if at least 80% of its board of directors is composed of Mrs. Estee Lauder and/or Lauder Descendants; (ii) any other corporation if at least 80% of the value of its outstanding equity is owned by Lauder Family Members; (iii) any partnership if at least 80% of the value of its partnership interests are owned by Lauder Family Members; and (iv) any limited liability or similar company if at least 80% of the value of the company is owned by Lauder Family Members. The term "Family Controlled Trust" includes certain trusts existing on November 16, 1995 and trusts the primary beneficiaries of which are Mrs. Estee Lauder, Lauder Descendants, spouses of Lauder Descendants and/or charitable organizations, provided that if the trust is a wholly charitable trust, at least 80% of the trustees of such trust consist of Mrs. Lauder and/or Lauder Descendants.

     ROYALTY ARRANGEMENTS. In 1969, the Company acquired from Mrs. Estee Lauder ownership of the trademark Estee Lauder outside the United States in exchange for royalty payments on sales of Estee Lauder brand products during Mrs. Lauder's lifetime. The royalty payments also relate to sales of Prescriptives products, which initially were sold under the Estee Lauder brand. The royalty with respect to those sales continues to be an obligation of the Company until Mrs. Estee Lauder's death. The royalty paid to Mrs. Lauder for fiscal 2001 amounted to $16.0 million.

     REGISTRATION RIGHTS AGREEMENT. Leonard A. Lauder, Ronald S. Lauder, The Estee Lauder 1994 Trust, William P. Lauder, Gary M. Lauder, Aerin Lauder, Jane Lauder, certain Family Controlled Entities and other Family Controlled Trusts, Morgan Guaranty Trust Company of New York ("Morgan Guaranty") and the Company are parties to a Registration Rights Agreement (the " Registration Rights Agreement"), pursuant to which each of Leonard A. Lauder, Ronald S. Lauder and Morgan Guaranty have three demand registration rights and The Estee Lauder 1994 Trust has six demand registration rights in respect of shares of Class A Common Stock (including Class A Common Stock issued upon conversion of Class B Common Stock) held by them. Three of the demand rights granted to The Estee Lauder 1994 Trust may be used only by a pledgee of The Estee Lauder 1994 Trust's shares of Common Stock. All the parties to the Registration Rights Agreement (other than the Company) also have an unlimited number of piggyback registration rights in respect of their shares. The rights of Morgan Guaranty and any pledgee of The Estee Lauder 1994 Trust under the Master Registration Rights Agreement will be exercisable only in the event of a default under certain loan arrangements. Leonard A. Lauder and Ronald S. Lauder may assign their demand registration rights to Lauder Family Members. The Company is not required to effect more than one registration of Class A Common Stock in any consecutive twelve-month period. The piggyback registration rights allow the holders to include their shares of Class A Common Stock in any registration statement filed by the Company, subject to certain limitations.

     The Company is required to pay all expenses (other than underwriting discounts and commissions of the selling stockholders, taxes payable by the selling stockholders and the fees and expenses of the selling stockholders' counsel) in connection with any demand registrations, as well as any registration pursuant to the exercise of piggyback rights. The Company has agreed to indemnify the selling stockholders against certain liabilities, including liabilities arising under the Securities Act of 1933.

     STOCKHOLDERS' AGREEMENT. All Lauder Family Members (other than The Lauder Foundation, Aerin Lauder, Jane Lauder, the LAL 4002 Trust, the RSL 4201 Trust, The 4202 Corporation and the Estee Lauder 2001 Charitable Trust) that beneficially own shares of Common Stock are parties to a stockholders' agreement with the Company (the "Stockholders' Agreement"). The stockholders who are parties to the Stockholders' Agreement beneficially owned, in the aggregate, shares of Common Stock having approximately 89.1% of the voting power of the Company on September 14, 2001. Such stockholders have agreed to vote in favor of the election of Leonard A. Lauder and Ronald S. Lauder and one designee of each as directors. See "Additional Information Regarding the Board of Directors--Stockholders' Agreement." The Stockholders' Agreement also contains certain limitations on the transfer of shares of Class A Common Stock and Class B Common Stock. In addition, each stockholder who is a party to the Stockholders' Agreement (the "Offering Stockholder") has granted to each other party (the "Offeree") a right of first offer to purchase shares of Class A Common Stock the Offering Stockholder intends to sell to a person (or group of persons) who is not a Lauder Family Member, except in certain circumstances, such as sales in a widely distributed underwritten public offering or sales made in compliance with Rule 144 under the Securities Act of 1933. Each Offeree has the opportunity to purchase the Offeree's pro rata portion of the shares to be offered by the Offering Stockholder, as well as additional shares not purchased by other Offerees. Any shares not purchased pursuant to the right of first offer may be sold at or above 95% of the price offered to the Offerees. The Stockholders' Agreement will terminate upon the occurrence of certain specified events, including the transfer of shares of Common Stock by a party to the Stockholders' Agreement that causes all parties thereto immediately after such transaction to own beneficially in the aggregate shares having less than 10% of the total voting power of the Company.

     OTHER ARRANGEMENTS. The Company has subleased certain of its office space in New York to an affiliate of Ronald S. Lauder. For fiscal 2001, the rent paid or accrued was approximately $570,000, which equals the Company's lease payments for that space. The Company also has agreed to provide such affiliate with certain services, such as phone systems, payroll service and office and administrative services, which are reimbursed at a rate approximating the Company's incremental cost thereof. On account of fiscal 2001, the affiliate paid approximately $26.3 million pursuant to such agreement.

EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation awarded or paid to or earned by the chief executive officer and the four other most highly compensated executive officers of the Company in the last fiscal year for services rendered in all capacities to the Company (including its subsidiaries) for the fiscal years ended June 30, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                   ANNUAL COMPENSATION           COMPENSATION AWARDS
                                                -------------------------  ---------------------------------
                                                                                                SECURITIES
                                   FISCAL                                  RESTRICTED STOCK     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR          SALARY($)      BONUS($)      AWARDS($)       OPTIONS(#)(a)  COMPENSATION($)
--------------------------------   ------       ------------   ----------  ----------------    -------------  --------------
LEONARD A. LAUDER,                  2001        1,800,000       1,676,000            --                 --       475,790(c)
Chairman of the Board (b)           2000        1,920,000       4,880,000            --          1,000,000       673,139
                                    1999        1,840,000       4,005,400            --          1,000,000       742,971

FRED H. LANGHAMMER,                 2001        2,000,000       2,793,000     2,000,000(d)         500,000     1,817,615(e)
President and Chief Executive       2000        1,900,000       2,400,000     1,500,000(d)       1,400,000       348,144
Officer (b)                         1999        1,725,000       1,725,000     1,500,000(d)         400,000       298,722

PATRICK BOUSQUET-CHAVANNE,          2001        1,481,000(g)    1,072,000            --            100,000        17,342(h)
President of Estee Lauder           2000        1,425,000(g)      700,000            --            100,000         8,963
International, Inc. (f)             1999        1,384,000(g)      600,000            --            150,000         4,550

DANIEL J. BRESTLE,                  2001        1,024,800(j)      850,000            --            100,000        20,377(h)
President of Estee Lauder           2000        1,014,700(j)      900,000            --            100,000        20,555
(USA & Canada) (i)                  1999        1,015,000(j)      850,000            --            100,000        20,629

WILLIAM P. LAUDER,                  2001          965,000(k)      850,000            --            100,000         4,950(h)
President of Clinique               2000          976,000(k)      808,000            --            100,000         5,250
Laboratories, Inc. (i)              1999          954,000(k)      750,000            --            100,000         4,550

----------

(a) The numbers of shares of Class A Common Stock underlying the options granted in fiscal 1999 have been restated to reflect the two-for-one stock split on June 2, 1999.

(b) Prior to January 1, 2000, Mr. Lauder was Chairman of the Board and Chief Executive Officer and Mr. Langhammer was President and Chief Operating Officer.

(c) Amounts reported under "All Other Compensation" for fiscal 2001 include the estimated dollar value of the benefit to Mr. Lauder of Company-paid premiums in the amount of $471,290 on split dollar life insurance. A trust established by Mr. Lauder pays the term-life portion of the policy. The Company will recover all premiums paid by it at the time death benefits are paid, and may recover such amounts earlier under certain circumstances. The maximum potential value is calculated as if the fiscal year premiums were advanced to Mr. Lauder without interest until the time the Company expects to recover the premiums (i.e., upon his death). The amount reported for Mr. Lauder in fiscal 2001 also includes $4,500 of matching contributions made pursuant to the Company's qualified defined contribution plan.

(d) Reflects the dollar value (without consideration of the restrictions) of restricted stock units granted to Mr. Langhammer pursuant to his employment agreement. Additional stock units are credited to Mr. Langhammer in connection with dividends, which are payable in additional units. At the end of fiscal 2001, Mr. Langhammer held 197,699 restricted stock units. Based on the closing price of the Company's Class A Common Stock at the end of fiscal 2001, the value of such units (without consideration of the restrictions) was $8,521,000. The stock units are payable in shares of Class A Common Stock within 90 days after Mr. Langhammer's termination of employment. Pursuant to his employment agreement and the Fiscal 1999 Share Incentive Plan, he received an additional grant of 47,934 restricted stock units on July 1, 2001 and an additional grant of 246 restricted stock units pursuant to dividend equivalent rights on July 3, 2001.


                                              (FOOTNOTES CONTINUED ON NEXT PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)


(e) Amounts reported in fiscal 2001 include the estimated dollar value of the Company-paid premiums for split dollar life insurance calculated on the same basis as disclosed in note (c) above but assuming a recovery by the Company of all premiums in calendar 2013.

(f) Mr. Bousquet-Chavanne became an executive officer when he rejoined the Company in September 1998 as president of Estee Lauder International, Inc. He became Group President responsible for Estee Lauder, MAC and designer fragrance brands in July 2001.

(g) Includes (i) a signing bonus of $200,000, approximately $419,000 relating to the forgiveness of a portion of a loan from the Company and $15,000 for executive perquisites for fiscal 1999, (ii) $440,000 related to forgiveness of a portion of a loan and $35,000 for executive perquisites for fiscal 2000 and (iii) $466,000 relating to the forgiveness of the remaining portion of the loan made to him pursuant to his prior employment agreement and $15,000 for executive perquisites for fiscal 2001.

(h) Amounts reported in fiscal 2001 include: (i) the estimated dollar value of the benefit to the named executive officer of Company-paid premiums for split dollar life insurance (calculated on the same basis as disclosed in note (c) above) as follows: Mr. Bousquet-Chavanne, $12,925, and Mr. Brestle, $15,277; and (ii) matching contributions made on behalf of named executive officer pursuant to the Company's qualified defined contribution plan as follows: Mr. Bousquet-Chavanne, $4,417, Mr. Brestle, $5,100 and Mr.
     W. Lauder, $4,950.

(i) Prior to July 2001, Mr. Brestle was President of Estee Lauder (USA & Canada) and Mr. W. Lauder was President of Clinique Laboratories, Inc. As of July 1, 2001, Mr. Brestle and Mr. W. Lauder are Group Presidents responsible for various brands and business operating units.

(j) Includes $24,800, $14,700 and $15,000 for executive perquisites in fiscal 2001, 2000 and 1999 respectively.

(k) Includes $15,000, $26,000 and $4,000 for executive perquisites in fiscal 2001, 2000 and 1999 respectively.

                          OPTION GRANTS IN FISCAL 2001

                                                          INDIVIDUAL GRANTS
                                  -----------------------------------------------------------------
                                   NUMBER OF    % OF TOTAL
                                  SECURITIES     OPTIONS
                                  UNDERLYING    GRANTED TO   EXERCISE                  GRANT DATE
                                    OPTIONS    EMPLOYEES IN   PRICE    EXPIRATION   PRESENT VALUES
                                   (#)(1)(2)    FISCAL YEAR ($/SH)(2)     DATE          ($)(3)
                                  ----------   ------------  --------   ----------   --------------
Leonard A. Lauder ...............         0          0%          N.A.       N.A.            N.A.
Fred H. Langhammer ..............   500,000      18.45%       43.6875    8/16/10       8,765,000
Patrick Bousquet-Chavanne .......   100,000       3.69%       43.6875    8/16/10       1,753,000
Daniel J. Brestle ...............   100,000       3.69%       43.6875    8/16/10       1,753,000
William P. Lauder ...............   100,000       3.69%       43.6875    8/16/10       1,753,000

----------

(1) The options granted in fiscal 2001 to the named executive officers have a term of 10 years and were granted pursuant to the Fiscal 1999 Share Incentive Plan.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy for valuing options. All stock option models require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Value: expected average time of exercise of seven years, volatility of 31%, dividend yield of 0.5% and average risk-free rate of return of 6.0%. The real value of the options in this table depends upon the actual performance of the Company's stock during the applicable period and upon the date when they are exercised.

   AGGREGATED OPTION EXERCISES IN FISCAL 2001 AND 2001 FISCAL YEAR-END OPTIONS

                                                                 NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                    SHARES         VALUE      OPTIONS AT FISCAL YEAR-END(#)      FISCAL YEAR-END($)(1)
                                  ACQUIRED ON     REALIZED    ----------------------------    ---------------------------
                                  EXERCISE(#)        ($)       EXERCISABLE  UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
                                  -----------        ---      ------------  --------------    ------------  -------------
Leonard A. Lauder ...............        --              --     2,200,002      2,999,998       56,720,041     27,731,209
Fred H. Langhammer ..............   100,000       3,111,838       900,002      2,699,998       23,290,041     11,092,459
Patrick Bousquet-Chavanne .......        --              --        50,000        300,000          797,188      1,594,375
Daniel J. Brestle ...............   100,002       2,420,212        99,668        366,998        1,643,379      3,876,480
William P. Lauder ...............        --              --       136,332        293,668        2,883,660      1,159,965

----------

(1) The closing price per share on June 29, 2001, the last trading day in fiscal 2001, was $43.10.

PENSION PLANS

     The Company provides retirement benefits to its employees in the United States through a defined benefit plan, which is intended to be qualified under
Section 401 of the Internal Revenue Code, and a related non-qualified restoration plan. In general, for employees who were at least 50 years old and had five years of Company qualifying employment on January 1, 1993 or who had ten years of Company qualifying employment as of that date, retirement benefits pursuant to the plans are calculated as a multiple of years of qualifying Company employment, times final qualifying average compensation, times a percentage (currently 1.5%), offset by certain amounts calculated with reference to Social Security entitlements. For other employees, retirement benefits under the plans are the aggregate amount of annual credits (calculated with reference to total annual compensation, with certain items excluded) plus interest credits thereon. The benefits payable to Leonard A. Lauder and Fred H. Langhammer are calculated with reference to supplemental undertakings.

     Leonard A. Lauder has 43 years of qualifying Company employment and is retirement eligible. If he were to retire currently, his annual retirement benefits would be approximately $940,000. He (or his wife, estate or designee) also would be paid approximately $1.8 million per year, pursuant to an arrangement in his current and former employment agreements. Payments under such arrangement will commence upon the earliest to occur of his retirement, his death or his 70th birthday and will continue for ten years thereafter.

     Mr. Langhammer currently has 26 years of qualifying Company employment. If he retired at normal retirement age with 34 years of qualifying Company employment, his projected annual retirement benefit would be approximately $2.4 million payable during his lifetime.

     Mr. Bousquet-Chavanne currently has ten years of qualifying Company employment. If he retired at normal retirement age with 32 years of qualifying Company employment, his projected annual retirement benefit would be approximately $367,000 payable during his lifetime.

     Mr. Brestle currently has 23 years of qualifying Company employment. If he retired at normal retirement age with 32 years of qualifying Company employment, his projected annual retirement benefit would be approximately $472,000 payable during his lifetime.

     William P. Lauder currently has 15 years of qualifying Company employment. If he retired at normal retirement age with 39 years of qualifying Company employment, his projected annual retirement benefit would be approximately $430,000 payable during his lifetime.

EMPLOYMENT AGREEMENTS

     LEONARD A. LAUDER. Mr. Lauder's current employment agreement (the "2000 Agreement") provides for his employment as Chairman of the Board of the Company until such time as he resigns, retires or is terminated. The agreement provides for a base salary of $1.8 million per year. Mr. Lauder is entitled to participate in standard benefit plans, such as the Company's pension and medical plans, and has a supplemental pension arrangement discussed above. Mr. Lauder's aggregate annual bonus opportunities for fiscal 2002 under the Executive Annual Incentive Plan amount to $1.8 million. Mr. Lauder may elect to defer a certain portion of his cash compensation. Mr. Lauder is entitled to participate in the Fiscal 1999 Share Incentive Plan and Fiscal 2002 Share Incentive Plan, if approved by stockholders, but no grants have been made to him under either plan to date. The Company may terminate Mr. Lauder's employment at any time if he becomes "permanently disabled", in which event Mr. Lauder will be entitled to
(i) receive his base salary for a period of two years after termination, (ii) receive bonus compensation at an annual rate equal to the average of the actual bonuses paid to him prior to such termination under the 2000 Agreement or, if no bonuses have been paid, his base salary (the "Leonard Lauder Bonus Compensation") and (iii) participate in the Company's benefit plans for two years. In the event of Mr. Lauder's death during the term of his employment, for a period of one year from the date of Mr. Lauder's death, his beneficiary or legal representative will be entitled to receive Mr. Lauder's base salary and the Leonard Lauder Bonus Compensation. Mr. Lauder may terminate his employment at any time upon six months' written notice to the Company, in which event Mr. Lauder will be entitled to receive his base salary and the Leonard Lauder Bonus Compensation for the six-month period following termination. In addition, the Company may terminate Mr. Lauder's employment for any reason upon 60 days' written notice. In the event of termination by the Company (other than for cause) or a termination by Mr. Lauder for good reason after a change of control,
(a) Mr. Lauder, for a period of three years from the date of termination, will be entitled to (i) receive his base salary in effect at the time of termination,
(ii) receive the Leonard Lauder Bonus Compensation and (iii) participate in the Company's benefit plans and (b) in the case of termination by the Company (other than for cause), Mr. Lauder will not be subject to a non-competition covenant contained in the 2000 Agreement. If Mr. Lauder receives any severance payments, then he is entitled to be reimbursed for any excise taxes that may be imposed on them. Upon termination for any reason, options previously granted to Mr. Lauder will remain exercisable for the remainder of their respective terms, subject to certain non-competition and good conduct provisions.

     FRED H. LANGHAMMER. Mr. Langhammer's employment agreement provides for his employment as President and Chief Executive Officer of the Company through June 30, 2005, unless earlier terminated. The agreement provides for an annual base salary of $2.0 million. Mr. Langhammer is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. Mr. Langhammer is entitled to additional pension payments under a supplemental undertaking by the Company. See "Pension Plans" above. His employment agreement provides that his annual bonus opportunities under the Executive Annual Incentive Plan will not exceed 150% of his base salary. Mr. Langhammer may elect to defer certain of his cash compensation. He was granted options with respect to 1.0 million shares of Class A Common Stock on January 1, 2000 with an exercise price of $50.4375 per share. His agreement provides for additional annual option grants in respect of

500,000 shares. The grant made for fiscal 2001 has an exercise price of $43.6875 per share and the grant made for fiscal 2002 has an exercise price of $40.50 per share. In addition, Mr. Langhammer's agreement provides for the grant to him of $2.0 million worth of restricted stock units each year. On July 1, 2001, Mr. Langhammer received stock units with respect to 47,934 shares, accompanied by dividend equivalents which are payable in additional stock units. Stock units awarded in any fiscal year may be forfeited under certain circumstances if Mr. Langhammer is terminated during such year. The stock units will be paid in shares of Class A Common Stock at a time to be determined by the Company, but in no event later than ninety days after the termination of Mr. Langhammer's employment. Including grants that remain outstanding from his prior agreement, Mr. Langhammer currently holds restricted stock units in respect of 245,879 shares of Class A Common Stock. The Company may terminate Mr. Langhammer's employment at any time if he becomes "permanently disabled", in which event Mr. Langhammer will be entitled to (i) receive his base salary in effect at the time of termination (the "Langhammer Base Salary") for a period of one year after termination, (ii) receive his pro rata bonus through the date of termination and
(iii) participate in the Company's benefit plans through the date of termination. In the event of Mr. Langhammer's death during the term of his employment, his beneficiary or legal representative will be entitled to receive the benefits of certain Company-sponsored insurance, including supplemental split-dollar arrangements. The Company may terminate Mr. Langhammer's employment for any reason upon 60 days' written notice. In the event of (X) the Company's termination of the agreement (other than for cause) or (Y) Mr. Langhammer's termination of the agreement as a result of the Company's material breach thereof, which would include a material reduction in Mr. Langhammer's duties or responsibilities, or (Z) Mr. Langhammer's termination of his employment for good reason after a change of control of the Company, (a) Mr. Langhammer, for a period of three years from the date of termination (or until June 30, 2005), will be entitled to (i) receive the Langhammer Base Salary, (ii) receive his average bonus paid during the term of the agreement and (iii) participate in the Company's benefit plans and (b) Mr. Langhammer will not be subject to a covenant not to compete contained in such agreement. Mr. Langhammer may terminate his employment for any other reason at any time upon six months' written notice to the Company, in which event the Company shall have no further obligations after termination. If Mr. Langhammer receives any severance payments, then he is entitled to be reimbursed for any excise taxes that may be imposed on them. Upon termination for any reason, options granted to Mr. Langhammer will remain exercisable for the remainder of their respective terms, subject to certain non-competition and good conduct provisions.

     PATRICK BOUSQUET-CHAVANNE. Mr. Bousquet-Chavanne's current employment agreement provides for his employment as Group President through June 30, 2004, unless earlier terminated. The agreement provides for an annual base salary of $1 million. Mr. Bousquet-Chavanne is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. The Compensation Committee has granted to Mr. Bousquet-Chavanne target bonus opportunities equal to $1.3 million for fiscal 2002, $1.4 million for fiscal 2003 and $1.5 million for fiscal 2004. Mr. Bousquet-Chavanne may elect to defer certain of his cash compensation. Mr. Bousquet-Chavanne has been granted options with respect to 100,000 shares of Class A Common Stock with an exercise price of $40.50 per share so far during the term of the agreement and the agreement contemplates additional stock option grants of 100,000 shares of Class A Common Stock in each of fiscal 2003 and fiscal 2004. The Company may terminate Mr. Bousquet-Chavanne's employment at any time if he becomes "permanently disabled", in which event Mr. Bousquet-Chavanne will be entitled to (i) receive for a period of one year from the date of termination his base salary in effect at the time of termination, (ii) receive unpaid bonus compensation otherwise payable for the fiscal year in which such disability occurred pro-rated to the date of termination, and (iii) participate in the Company's benefit plans for such one-year period. In the event of Mr. Bousquet-Chavanne's death during the term of his employment, his beneficiary or legal representative will be entitled to receive (i) for a period of one year Mr. Bousquet-Chavanne's base salary in effect at the time of death and (ii) bonus compensation otherwise payable in respect of the fiscal year prior to that in which he dies. The Company may terminate his employment agreement for any reason upon 60 days' written notice. In the event of the Company's termination of the agreement (other than for cause), Mr. Bousquet-Chavanne will be entitled to (i) receive for the Post-Termination Period (as defined below), his base salary in effect at the time of termination, (ii) receive bonus compensation equal to 50% of the average of incentive compensation bonuses previously paid or payable to him during the contract term and (iii) participate in the Company's benefit plans during the Post-Termination Period. "Post-Termination Period" means the longest from the date of termination of (a) one year, (b) the period until June 30, 2004, and (c) the period set forth in the Company's policy (which in no event will be more than two years). If the Company does not renew the term of his employment, Mr. Bousquet-Chavanne will be entitled to receive during the Post-Termination Period his base salary and other benefits consistent with Company policy. In addition to his employment agreement, the Company made a loan in the amount of $2 million to Mr. Bousquet-Chavanne. A separate agreement provides that the loan shall be forgiven in its entirety as to principal if he remains with the Company through July 1, 2005 and shall be forgiven in its entirety with a gross-up for taxes if he remains with the Company through July 1, 2006.

     DANIEL J. BRESTLE. Mr. Brestle's current employment agreement provides for his employment as Group President through June 30, 2004, unless earlier terminated. The agreement provides for an annual base salary of $1 million. Mr. Brestle is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. The Compensation Committee has granted to Mr. Brestle target bonus opportunities equal to $1.3 million for fiscal 2002, $1.4 million for fiscal 2003 and $1.5 million for fiscal 2004. Mr. Brestle may elect to defer certain of his cash compensation. Mr. Brestle has been granted options with respect to 100,000 shares of Class A Common Stock with an exercise price of $40.50 per share so far during the term of this agreement and the agreement contemplates additional stock option grants of 100,000 shares of Class A Common Stock in each of fiscal 2003 and fiscal 2004. The Company may terminate Mr. Brestle's employment at any time if he becomes "permanently disabled", in which event Mr. Brestle will be entitled to (i) receive for a period of one year from the date of termination his base salary in effect at the time of termination, (ii) receive unpaid bonus compensation otherwise payable for the fiscal year in which such disability occurred pro-rated to the date of termination, and (iii) participate in the Company's benefit plans for such one-year period. In the event of Mr. Brestle's death during the term of his employment, his beneficiary or legal representative will be entitled to receive
(i) for a period of one year Mr. Brestle's base salary in effect at the time of death and (ii) bonus compensation otherwise payable in respect of the fiscal year prior to that in which he dies. The Company may terminate his employment agreement for any reason upon 60 days' written notice. In the event of the Company's termination of the agreement (other than for cause), Mr. Brestle will be entitled to (i) receive for the Post-Termination Period his base salary in effect at the time of termination, (ii) receive bonus compensation equal to 50% of the average of incentive compensation bonuses previously paid or payable to him during the contract term and (iii) participate in the Company's benefit plans during the Post-Termination Period. If the Company does not renew the term of his employment, Mr. Brestle will be entitled to receive during the Post-Termination Period his base salary and certain other benefits consistent with the Company's policy. Upon termination for any reason, options previously granted to Mr. Brestle will remain exercisable for the remainder of their respective terms, subject to certain non-competition and good conduct provisions.

     WILLIAM P. LAUDER. Mr. Lauder's current employment agreement provides for his employment as Group President through June 30, 2004, unless earlier terminated. The agreement provides for a base salary of $1 million. Mr. Lauder is entitled to participate in standard benefit plans, such as the Company's pension and medical plans. The Compensation Committee has granted to Mr. Lauder target bonus opportunities equal to $1.3 million for fiscal 2002, $1.4 million for fiscal 2003 and $1.5 million for fiscal 2004. Mr. Lauder may elect to defer certain of his cash compensation. Mr. Lauder has been granted options with respect to 100,000 shares of Class A Common Stock with an exercise price of $40.50 per share so far during the term of this agreement and the agreement contemplates additional stock option grants of 100,000 shares of Class A Common Stock in each of fiscal 2003 and fiscal 2004. The Company may terminate Mr. Lauder's employment at any time if he becomes "permanently disabled", in which event Mr. Lauder will be entitled to (i) receive for a period of one year from the date of termination his base salary in effect at the time of termination,
(ii) receive unpaid bonus compensation otherwise payable for the fiscal year in which such disability occurred pro-rated to the date of termination, and (iii) participate in the Company's benefit plans for such one-year period. In the event of Mr. Lauder's death during the term of his employment, his beneficiary or legal representative will be entitled to receive (i) for a period of one year Mr. Lauder's base salary in effect at the time of death and (ii) bonus compensation otherwise payable in respect of the fiscal year prior to that in which he dies. The Company may terminate his employment agreement for any reason upon 60 days' written notice. In the event of the Company's termination of the agreement (other than for cause), Mr. Lauder will be entitled to (i) receive for the Post-Termination Period his base salary in effect at the time of termination, (ii) receive bonus compensation equal to 50% of the average of incentive compensation bonuses previously paid or payable to him during the contract term and (iii) participate in the Company's benefit plans during the Post-Termination Period. If the Company does not renew the term of his employment, Mr. Lauder will be entitled to receive during the Post-Termination Period his base salary and certain other benefits consistent with Company policy.

     Each agreement described above provides that the Company may require the executive to defer certain amounts to be received by him to the extent such amounts may not be deductible by reason of Section 162(m) of the Internal Revenue Code. Each employment agreement also contains certain confidentiality and non-competition provisions.

COMPENSATION COMMITTEE AND STOCK PLAN SUBCOMMITTEE REPORT

     The Company's executive compensation program is designed to attract and retain high quality senior executives, and to motivate them to achieve both short-term and long-term Company, divisional and individual goals. The program currently in place is essentially a continuation of the program existing before the Company's initial public offering with the addition of stock-based elements. The Board of Directors formalized the program in fiscal 1996 after review by two compensation consultants. For fiscal 2001, compensation was paid primarily pursuant to employment agreements, the share incentive plans (which provide for stock-based compensation) and the Executive Annual Incentive Plan (for cash bonuses).

     The Compensation Committee, consisting solely of outside directors, oversees and approves compensation arrangements for the executive officers of the Company (including the opportunities and bonuses paid under the Executive Annual Incentive Plan). Beginning in May 2001, the Stock Plan Subcommittee was created and was authorized to administer the Company's share incentive plans. Until then, the Compensation Committee administered the share incentive plans.

Salary and Bonuses

     The Committee believes that Company tenure and the level of responsibility undertaken by individual executives should be appropriately reflected in the establishment of base salary amounts. Additionally, the Committee believes that the performance-based bonus structure provided under the Company's Executive Annual Incentive Plan is of key importance. Accordingly, for executive officers in charge of sales divisions, a material portion of total bonus eligibility is tied to year-to-year improvement in financial and operational indicators measured at the divisional level. For executive officers in charge of corporate departments, bonuses are based in large part on improvements in the Company's net earnings. Bonuses also are based, in part, on the Company's performance against a comparative group. The comparative group includes all companies in the peer group in the proxy statement Performance Graph and a broader range of companies, which also compete with the Company for executive talent in the Committee's view. The Committee believes that both measurement standards serve to align the interests of executives with the interests of their fellow stockholders. Executive compensation is targeted at the 75th percentile of compensation levels at comparative group companies.

Stock-Based Compensation

     In fiscal 2001, the Compensation Committee granted stock options to the executive officers under the Fiscal 1999 Share Incentive Plan. The size of each award reflected the recipient's position and anticipated level of future contribution. In certain cases, grants also were made to reward past performance.

Compensation of the Chief Executive Officer

     Mr. Langhammer's salary reflects his long service with the Company, the exceptional results he has achieved and his stature in the industry. His bonus for fiscal 2001 was based on the Company's results individually and as compared to those achieved by the comparative group. The option grant and stock unit grant in fiscal 2001 were made to Mr. Langhammer in accordance with his employment agreement. The grants also reflect the principles described above for grants to other executive officers. The grant of stock units to Mr. Langhammer in July 2000 was made in accordance with his employment agreement. The increases in compensation payable under his agreement as compared to prior years reflect the additional responsibilities undertaken by Mr. Langhammer and are intended to provide incentives for him to lead the Company to further success in the near and long-term.

     The Committee is aware of the limitations on deductibility for income tax purposes of certain compensation paid to its most highly compensated executive officers and considers the deduction limitation in determining compensation. The Company's compensation program as it applied to such persons in fiscal 2001 was designed to take advantage of the "performance-based" exception to the deduction limitation. Furthermore, each employment agreement with the named executive officers provides that amounts payable pursuant thereto may be deferred to the extent such amounts would not be deductible.


             The Compensation Committee              The Stock Plan Subcommittee


             Lynn Forester                           Lynn Forester
             Richard D. Parsons, Chairman            Marshall Rose
             Marshall Rose

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Class A Common Stock with the cumulative total return of the S&P 500 Index and a market weighted index of publicly traded peers. The returns are calculated by assuming an investment of $100 in the Class A Common Stock and each in index on June 30, 1996. The publicly traded companies included in the peer group are: Avon Products, Inc., Groupe Clarins S.A., L'Oreal S.A., LVMH Moet Hennessy Louis Vuitton, The Procter & Gamble Company, Shiseido Company, Ltd. and Unilever N.V.


        [The table below represents a line chart in the printed piece.]

         "The Estee Lauder Companies, Inc."    "S & P 500"       "Peer Group"
"6/96"   100                                      100               100
"6/97"   119.78                                   134.7             156.27
"6/98"   167.11                                   175.33            206.46
"6/99"   241.55                                   215.22            209.33
"6/00"   239.35                                   230.83            163.01
"6/01"   209.67                                   196.59            177.81

                   APPROVAL OF THE ESTEE LAUDER COMPANIES INC.
                        FISCAL 2002 SHARE INCENTIVE PLAN
                                    (ITEM 2)

BACKGROUND

     The Board of Directors is proposing for stockholder approval The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan (the "2002 Share Plan"). For the past three years the Company has used its Fiscal 1999 Share Incentive Plan (the "1999 Share Plan") as one means of attracting, retaining, motivating and rewarding highly competent key employees and further aligning their interests with those of the Company's other stockholders. As of September 14, 2001, there were no shares of Class A Common Stock remaining available for grant under the 1999 Share Plan. The 2002 Share Plan is similar to the 1999 Share Plan, and the Board of Directors is proposing the 2002 Share Plan in order to continue to provide this important compensation element. As of November 2000, Non-Employee Directors ceased participation in the 1999 Share Plan and are not eligible to participate in the 2002 Share Plan.

     The 2002 Share Plan is intended to provide incentives which will attract, retain, motivate and reward highly competent people as officers and key employees of, and consultants to, the Company, its subsidiaries and its affiliates, by providing them with opportunities to acquire shares of Class A Common Stock or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below). In addition, the 2002 Share Plan is intended to assist in further aligning the interests of the Company's officers, key employees and consultants with those of its other stockholders. On July 26, 2001, the Stock Plan Subcommittee (the "Subcommittee") adopted, and the Board of Directors ratified, subject to stockholder approval, the 2002 Share Plan. In structuring the 2002 Share Plan, the Subcommittee sought to provide for a variety of awards that could be administered flexibly to carry out the purposes of the 2002 Share Plan. This authority will permit the Company to keep pace with changing developments in management compensation and remain competitive with those companies that offer creative incentives to attract and retain officers, key employees and consultants. Many other companies have addressed these same issues in recent years and adopted "omnibus" types of plans similar to the 2002 Share Plan. The 2002 Share Plan grants the Subcommittee discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

     The following summary of the 2002 Share Plan is not intended to be complete and is qualified in its entirety by reference to the terms of the 2002 Share Plan, which is attached to this Proxy Statement as Appendix B.

SHARES AVAILABLE

     The maximum number of shares of Class A Common Stock that may be delivered to participants under the 2002 Share Plan, subject to certain adjustments, is an aggregate of 12,000,000 shares plus up to 5,000,000 shares of Class A Common Stock that are represented by awards granted under any prior plan of the Company (e.g., the 1999 Share Plan and the Fiscal 1996 Share Incentive Plan) or under any employment agreement with the Company, which are forfeited, expire or are cancelled without the delivery of shares or which result in the forfeiture of shares back to the Company. In addition, any shares of Class A Common Stock subject to a stock option or stock appreciation right which for any reason is cancelled or terminated without having been exercised, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a stock option or stock appreciation right, shall again be available for Benefits (as defined below) under the 2002 Share Plan. The 2002 Share Plan also imposes certain additional aggregate and individual maximums. The aggregate number of shares of Class A Common Stock that may be delivered through stock options shall be the lesser of
(i) 17,000,000 and (ii) the maximum number of shares that may be delivered under the plan. During the term of the 2002 Share Plan, the number of shares of Class A Common Stock with respect to which Benefits or stock options and stock appreciation rights may be granted to an individual participant under the 2002 Share Plan shall not exceed 5,000,000.

ADMINISTRATION

     The 2002 Share Plan provides for administration by a committee of the Board of Directors of the Company appointed from among its members, which is comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) "outside directors" within the meaning of Treasury Regulation section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors has determined that the Subcommittee shall administer the 2002 Share Plan. References to the Subcommittee below shall include any subsequent committee authorized by the Board to administer the 2002 Share Plan.

     The Subcommittee is authorized, subject to the provisions of the 2002 Share Plan, to establish such rules and regulations as it deems necessary for the proper administration of the 2002 Share Plan and to make such determinations and interpretations and to take such action in connection with the 2002 Share Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Subcommittee's powers are the authority to select officers and other key employees of the Company and its subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Subcommittee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.

ELIGIBILITY FOR PARTICIPATION

     Officers and key employees of, and consultants to, the Company or any of its subsidiaries and affiliates are eligible to participate in the 2002 Share Plan. The selection of participants from this group is within the discretion of the Subcommittee. The estimated number of officers and key employees who are currently eligible to participate in the 2002 Share Plan is 1,200. The estimated number of consultants who are eligible to participate in the 2002 Share Plan is less than 100.

TYPES OF BENEFITS

     The 2002 Share Plan provides for the grant of any or all of the following types of benefits (collectively, "Benefits"): (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) stock awards; (4) performance awards; and (5) stock units. Benefits may be granted singly, in combination, or in tandem as determined by the Subcommittee. Stock awards, performance awards and stock units may, as determined by the Subcommittee in its discretion, constitute Performance-Based Awards, as described below.

STOCK OPTIONS

     Under the 2002 Share Plan, the Subcommittee may grant awards in the form of options to purchase shares of Class A Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options; however, no incentive stock option shall be issued to a participant in tandem with a nonqualified stock option. The Subcommittee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The exercise price will not be less than 100% of the fair market value of the Class A Common Stock on the date the stock option is granted (the "Fair Market Value"). The exercise price may be paid in cash or, in the discretion of the Subcommittee, by the delivery of shares of Class A Common Stock then owned by the participant, by the withholding of shares of Class A Common Stock for which a stock option is exercisable, or by a combination of these methods. In the discretion of the Subcommittee, payment also may be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. The Subcommittee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purposes of the 2002 Share Plan. In determining which methods a participant may utilize to pay the exercise price, the Subcommittee may consider such factors as it determines are appropriate. No stock option is exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period may be extended but not longer than one year after the participant's death. The exercise of any option which remains exercisable after termination of employment will be subject to satisfaction of the conditions precedent that the holder thereof neither (a) competes with or takes employment with or renders services to a competitor of the Company, its subsidiaries or affiliates without the consent of the Company nor (b) conducts himself or herself in a manner adversely affecting the Company. The Subcommittee may, at the time of grant, provide for the grant of a subsequent "restoration" stock option if the exercise price is paid by delivering previously owned shares of Class A Common Stock of the Company. Restoration stock options (i) may be granted in respect of no more than the number of shares of Class A Common Stock tendered in exercising the predecessor option, (ii) shall have an exercise price equal to the Fair Market Value of the Class A Common Stock on the date the restoration stock option is granted, and (iii) shall have an exercise period that does not extend beyond the remaining term of the predecessor option.

STOCK APPRECIATION RIGHTS ("SARS")

     The 2002 Share Plan authorizes the Subcommittee to grant an SAR either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment, in cash, Class A Common Stock, or a combination thereof, equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Class A Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Class A Common Stock on the date the right is granted, all as determined by the Subcommittee. SARs granted under the 2002 Share Plan are subject to terms and conditions relating to exercisability that are similar to those imposed on stock options, and each SAR is subject to such terms and conditions as the Subcommittee shall impose from time to time.

STOCK AWARDS

     The Subcommittee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Class A Common Stock issued or transferred to participants with or without payments therefor. Stock Awards may be subject to such terms and conditions as the Subcommittee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described below. The Stock Award will specify whether the participant will have, with respect to the shares of Class A Common Stock subject to a Stock Award, all of the rights of a holder of shares of Class A Common Stock, including the right to receive dividends and to vote the shares.

PERFORMANCE AWARDS

     The 2002 Share Plan allows for the grant of performance awards which may take the form of shares of Class A Common Stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Subcommittee of certain performance goals. The length of the performance period, the performance goals to be achieved and the measure of whether and to what degree such goals have been achieved will be determined by the Subcommittee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Subcommittee. The participant may elect to defer, or the Subcommittee may require the deferral of, the receipt of performance awards upon such terms as the Subcommittee deems appropriate.

STOCK UNITS

     The Subcommittee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" is a notional account representing one share of Class A Common Stock. The Subcommittee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the 2002 Share Plan). Upon vesting of a Stock Unit, unless the Subcommittee has determined to defer payment with respect to such unit or a participant has elected to defer receipt of payment, shares of Class A Common Stock representing the Stock Units will be distributed to the participant (unless the Subcommittee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Class A Common Stock, equal to the value of the shares of Class A Common Stock which would otherwise be distributed to the participant).

PERFORMANCE-BASED AWARDS

     Certain Benefits granted under the 2002 Share Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based

Awards"). As determined by the Subcommittee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon achievement of hurdle rates and/or growth in one or more of the following business criteria: (i) net earnings; (ii) earnings per share; (iii) net sales;
(iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing criteria. With respect to Performance-Based Awards, the Subcommittee shall establish in writing (x) the performance goals applicable to a given period, specifying by an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after one quarter of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, any participant for a given fiscal period until the Subcommittee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

OTHER TERMS

     The 2002 Share Plan provides that Benefits may be transferred by will or the laws of descent and distribution. The Subcommittee determines the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Except with respect to incentive stock options, the Subcommittee may permit a Benefit to be transferred by a participant to certain members of the participant's immediate family or trusts for the benefit of such persons or other entities owned by such person.

     Upon the grant of any Benefit under the 2002 Share Plan, the Subcommittee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the 2002 Share Plan. The 2002 Share Plan shall terminate on July 26, 2011, and no Benefit may be granted after July 26, 2011. The Subcommittee reserves the right to amend, suspend or terminate the 2002 Share Plan at any time. However, no amendment may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any incentive stock options granted under the plan; (ii) increase the aggregate number of shares of Class A Common Stock that may be delivered through Stock Options under the plan; (iii) increase either of the maximum amounts which can be paid to an individual participant under the plan; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the plan; or (v) modify the requirements as to eligibility for participation in the plan.

     The 2002 Share Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other similar change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company. In addition, if there is a Change in Control (as defined in the 2002 Share Plan) of the Company (other than, among other things, by reason of changes in the relative beneficial ownership among members of the Lauder family and family-controlled entities), outstanding stock options and SARs will become exercisable immediately.

     The Subcommittee may grant Benefits to participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Subcommittee as necessary to comply with applicable foreign laws. The Subcommittee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted, and no action may be taken which would violate the Exchange Act, the Code or any other applicable law.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The statements in the following paragraphs of the principal U.S. federal income tax consequences of Benefits under the 2002 Share Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

     INCENTIVE STOCK OPTIONS

     Incentive stock options ("ISOs") granted under the 2002 Share Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after the requisite periods referred to in clause (ii) above, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights." Further, if after exercising an ISO, an employee disposes of the Class A Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class A Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering Class A Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Class A Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class A Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

     NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     Non-qualified stock options ("NSOs") granted under the 2002 Share Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Class A Common Stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months following the exercise of an NSO or SAR (the "Deferral Period")) for any individual who is an executive officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, the Company may satisfy the liability in whole or in part by withholding shares of Class A Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises. A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises an NSO by delivering shares of Class A Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

     If the Subcommittee permits an individual to transfer an NSO to a member or members of the individual's immediate family or to a trust for the benefit of such persons or other entity owned by such persons and such individual makes such a transfer and such transfer constitutes a completed gift for gift tax purposes (which determination may depend on a variety of factors) then such transfer will be subject to federal gift tax except, generally, to the extent protected by the individual's $10,000 per donee annual exclusion, by his or her lifetime unified credit or by the marital deduction. The amount of the individual's gift is the value of the NSO at the time of the gift. If the transfer of the NSO constitutes a completed gift, the NSO generally will not be included in his or her gross estate for federal estate tax purposes. The transfer of the NSO will not cause the transferee to recognize taxable income at the time of the transfer. If the transferee exercises the NSO while the transferor is alive, the transferor will recognize ordinary income as described above as if the transferor had exercised the NSO. If the transferee exercises the NSO after the death of the transferor, it is uncertain which of the transferor's estate or the transferee will recognize ordinary income for federal income tax purposes.

     OTHER AWARDS

     With respect to other Benefits under the 2002 Share Plan that are settled either in cash or in shares of Class A Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class A Common Stock received. With respect to Benefits under the 2002 Share Plan that are settled in shares of Class A Common Stock that are restricted to transferability and subject to a substantial risk of forfeiture--absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a "Section 83(b) election")--an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class A Common Stock as of that date over the price paid for such award, if any. The ordinary income recognized with respect to the receipt of cash, shares of Class A Common Stock or other property under the 2002 Share Plan will be subject to both wage withholding and other employment taxes. The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     DIVIDENDS AND DIVIDEND EQUIVALENTS

     To the extent Benefits under the 2002 Share Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the 2002 Share Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

     CHANGE IN CONTROL

     In general, if the total amount of payments to an individual that are contingent upon a "change in ownership or control" of the Company (as defined in Section 280G of the Code), which could include payments under the 2002 Share Plan that vest upon a Change in Control, equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

     CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that stockholders in a separate vote have approved such compensation and certain other requirements are met. If the 2002 Share Plan is approved by its stockholders, the Company believes that stock options, SARs and Performance-Based Awards granted under the 2002 Share Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code provided that such grants are made by the Subcommittee, consisting solely of not less than two "outside directors" within the meaning of
Section 162(m) of the Code.

OTHER INFORMATION

     The closing price of a share of Class A Common Stock on September 24, 2001 was $33.30 per share. Approval of the 2002 Share Plan requires the affirmative vote of a majority of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock of the Company voting in person or by proxy at the 2001 Annual Meeting of Stockholders. If stockholders do not approve the 2002 Share Plan, the Company will reconsider the alternatives available with respect to the compensation of officers and key employees of, and consultants to, the Company.

                                NEW PLAN BENEFITS
                        FISCAL 2002 SHARE INCENTIVE PLAN

NAME AND POSITION                                             NUMBER OF UNITS(1)
-------------------------------                               ------------------
LEONARD A. LAUDER, Chairman of the Board ......................           0
FRED H. LANGHAMMER, President and Chief Executive Officer .....   1,500,000(2)
PATRICK BOUSQUET-CHAVANNE, Group President ....................     200,000
DANIEL J. BRESTLE, Group President ............................     200,000
WILLIAM P. LAUDER, Group President ............................     200,000
EXECUTIVE GROUP (12 Persons) ..................................   2,350,000
NON-EXECUTIVE DIRECTOR GROUP ..................................           0
NON-EXECUTIVE OFFICER EMPLOYEE GROUP ..........................     300,000

----------

(1) Refers to number of shares of Class A Common Stock underlying options that may be granted pursuant to existing arrangements.

(2) In accordance with his employment agreement, Mr. Langhammer also will receive stock units on each of July 1, 2002, 2003 and 2004 with a value equal to $2 million worth of Class A Common Stock (based on the 20-day average stock price prior to each grant date) and dividend equivalents relating to such stock units. The stock units are excluded since the number or value cannot be determined at this time.

     THE BOARD BELIEVES THAT THE FISCAL 2002 SHARE INCENTIVE PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE FISCAL 2002 SHARE INCENTIVE PLAN. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 3)

     The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed the firm of Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending June 30, 2002, subject to ratification of this appointment by the stockholders of the Company. Arthur Andersen LLP has served as independent auditors of the Company for many years and is considered by management of the Company to be well qualified. The firm has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company.

     For the fiscal year ended June 30, 2001, the Company paid (or will pay) the following fees to Arthur Andersen LLP (and its affiliates) for services rendered during the year or for the audit in respect of that year:

                (in 000's)
                Audit Fees                                        $1,505.3
                Financial Information Systems Design
                  and Implementation                                 645.9
                All Other Fees                                     3,790.3
                                                             -------------
                Total                                             $5,941.5
                                                             =============

     The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining auditor independence.

     One or more representatives of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Class A Common Stock and Class B Common Stock of the Company voting in person or by proxy at the Annual Meeting of Stockholders. If the stockholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will reconsider the appointment.

     THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2002. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS A CONTRARY CHOICE IS SPECIFIED IN THE PROXY.

                  PROXY PROCEDURE AND EXPENSES OF SOLICITATION

     The Company will hold the votes of all stockholders in confidence from the Company, its directors, officers and employees except: (i) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (ii) in case of a contested proxy solicitation; (iii) in the event that a stockholder makes a written comment on the proxy card or otherwise communicates his/her vote to management; or (iv) to allow the independent inspectors of election to certify the results of the vote. The Company will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

     Solicitation may be undertaken by mail, telephone, electronic means and personal contact by directors, officers and employees of the Company without additional compensation.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     If a stockholder intends to present a proposal for action at the 2002 Annual Meeting and wishes to have such proposal considered for inclusion in the Company's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by June 4, 2002. Such proposal also must meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

     The Company's bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding annual meeting of stockholders and must contain specified information and conform to certain requirements, as set forth in the bylaws. If the chairman at any stockholders meeting determines that a stockholder proposal or director nomination was not made in accordance with the bylaws, the Company may disregard such proposal or nomination.

     In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2002 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by the bylaws, then the Company's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal. Proposals and nominations should be addressed to Paul E. Konney, Senior Vice President, General Counsel and Secretary, The Estee Lauder Companies Inc., 767 Fifth Avenue, New York, New York 10153.

                                OTHER INFORMATION

     Management of the Company does not know of any matters that may properly come before the meeting other than those referred to in the accompanying Notice of Annual Meeting of Stockholders or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a Director in place of a nominee named herein who becomes unable or declines to serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, proxies will be voted in accordance with the discretion of the proxy holders.


                                        PAUL E. KONNEY
                                        SENIOR VICE PRESIDENT,
                                        GENERAL COUNSEL AND SECRETARY

New York, New York
October 3, 2001

     THE ANNUAL REPORT TO STOCKHOLDERS OF THE COMPANY FOR THE FISCAL YEAR ENDED JUNE 30, 2001, WHICH INCLUDES FINANCIAL STATEMENTS, HAS BEEN MAILED TO STOCKHOLDERS OF THE COMPANY. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATIONS OF PROXIES.

                                                                      APPENDIX A

                         THE ESTEE LAUDER COMPANIES INC.

                             AUDIT COMMITTEE CHARTER
               (ADOPTED BY THE BOARD OF DIRECTORS ON MAY 4, 2000)

                                MISSION STATEMENT

     The audit committee (the "committee") is charged with assisting the board of directors in fulfilling its responsibilities to oversee the Company's systems of internal accounting and financial control, the Company's financial reporting process, the annual independent audit of the Company's financial statements and the Company's process for assessing significant business risks.

                                    AUTHORITY

     The committee is accountable to the board of directors. It has full authority and unrestricted access to the resources, information and personnel necessary to achieve its mission. It has the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities and retain independent counsel, accountants or others to assist in the conduct of such investigations.

     The committee's role is one of oversight. The Company's management is responsible for preparing the Company's financial statements, and the independent accountants are responsible for auditing the financial statements. The independent accountants are ultimately accountable to the board and the committee. However, in carrying out its oversight responsibilities, the committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent accountants' work.

                                   MEMBERSHIP

     o The committee is comprised of at least three independent directors; that is, directors who, in the judgment of the board, have no relationship with the Company that may interfere with the independent performance of their responsibilities.

     o    Only independent directors may serve as members of the committee.

     o Each member of the committee shall be financially literate, as defined by the board from time to time, or shall become so within a reasonable time.

     o At least one member of the committee shall have accounting or related financial management expertise, as defined by the board from time to time.

     o The chairman of the committee is appointed by the board, or in the absence of such an appointment, designated by the committee.

                                RESPONSIBILITIES

     To create a best practices internal control environment the committee will:

     o Maintain an open avenue of communication between the internal auditor, the independent accountants and the board of directors.

     o Review the qualifications, scope of services (including audit and management consulting services), performance and fees of the independent accountants.

     o Request from the independent accountants annually a formal written statement delineating all relationships between the independent accountants and the Company; discuss with the independent accountants any such disclosed relationships and their impact on the independent accountants' independence; and recommend that the board take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

     o Recommend to the board of directors the appointment or, where appropriate, the replacement of the independent accountants.

     o Review with management the annual audit report and recommendations of the independent accountants.

     o Review with management and the independent accountants the audited financial statements to be included in the Company's Annual Report on SEC Form 10-K, and review with the independent accountants the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as it may be modified or supplemented.

     o Review with the independent accountants the Company's interim financial statements to be included in the Company's Quarterly Report on SEC Form 10-Q and the matters required to be discussed by SAS No. 61 as it may be modified or supplemented.

     o Review, set policy and evaluate the effectiveness of the Company's processes for assessing significant risk exposures and measures that management has taken to minimize such risks.

     o Approve and oversee the charter, policies and scope of audit plans of the Company's internal control department.

     o Review and concur in the appointment, annual performance evaluation and replacement of the vice president of internal control.

     o Receive presentations from management personnel on key functional activities of the Company, including information technology, taxes, treasury, environmental and legal matters.

     o Conduct annual review by category of expenditures of officers' expense accounts, perquisites and the use of other corporate assets.

     o Conduct annual review of the Corporate Code of Conduct and the effectiveness of the procedures established to monitor compliance at every level of the Company.

     o    Review the committee's charter annually and revise as appropriate.

     o Meet with the senior vice president and chief financial officer, the vice president of internal control and the independent accountants, in separate executive sessions, to discuss any matters that they or the committee believe should be considered privately.

     o Report committee actions to the board of directors and make such recommendations as the committee deems appropriate.

     o Perform such other functions as assigned by law, the Company's charter, bylaws and board of directors.

                                    MEETINGS

     The committee meets at least four times per year.

                                                                      APPENDIX B

                         THE ESTEE LAUDER COMPANIES INC.

                        FISCAL 2002 SHARE INCENTIVE PLAN

1. PURPOSE. The Estee Lauder Companies Inc. Fiscal 2002 Share Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain, motivate and reward highly competent people as officers and key employees of, and consultants to, The Estee Lauder Companies Inc. (the "Company") and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company's officers, key employees and consultants to those of its other stockholders.

2.   ADMINISTRATION.

     (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee or the Stock Plan Subcommittee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits (as defined below) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

     (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3. PARTICIPANTS. Participants will consist of such officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of the following (collectively, "Benefits"): (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve (each a "Benefit Agreement"); provided, however, that in the event of any conflict between the provisions of the Plan and any Benefit Agreement, the provisions of the Plan shall prevail.

5.   COMMON STOCK AVAILABLE UNDER THE PLAN.

     (a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 13 hereof, the maximum number of shares of Class A Common Stock that may be delivered to participants (including permitted assignees) and their beneficiaries under this Plan shall be equal to the sum of:
(i) 12,000,000 shares of Class A Common Stock, which may be authorized and unissued or treasury shares; and (ii) up to 5,000,000 shares of Class A Common Stock that are represented by awards granted or to be granted under any prior plan of the Company or under any employment agreement with the Company, which are forfeited, expire or are cancelled without the delivery of shares of Class A Common Stock or which result in the forfeiture of shares of Class A Common Stock back to the Company. Any shares of Class A Common Stock covered by a Benefit (or portion of a Benefit) granted under the Plan, which is forfeited or canceled, expires or, in the case of a Benefit other than a Stock Option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Class A Common Stock available for delivery under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Class A Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Class A Common Stock with respect to which Benefits (including the maximum number of shares of Class A Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan.

     (b) If any Stock Option is exercised by tendering shares of Class A Common Stock, either actually or by attestation, to the Company as full or partial payment in connection with the exercise of a Stock Option under this Plan or any prior plan of the Company, only the number of shares of Class A Common Stock issued net of the shares of Class A Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Class A Common Stock available for delivery under the Plan. Further, shares of Class A Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Class A Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is as a result of the Company or its subsidiaries or affiliates acquiring another entity (or an interest in another entity). This Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Class A Common Stock subject to Benefits but shall not apply for purposes of determining (x) the maximum number of shares of Class A Common Stock with respect to which Benefits (including the maximum number of shares of Class A Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan or (y) the maximum number of shares of Class A Common Stock that may be delivered through Stock Options under the Plan.

     (c) Subject to any adjustments made in accordance with Section 13 hereof, the following additional aggregate and individual maximums are imposed under the Plan. The aggregate number of shares of Class A Common Stock that may be delivered through Stock Options shall be the lesser of (i) 17,000,000 and (ii) the maximum number of shares of Class A Common Stock that may be delivered under the Plan, as specified in Section 5(a) hereof. The number of shares of Class A Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 5,000,000. The number of shares of Class A Common Stock with respect to which Benefits may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 5,000,000.

6. STOCK OPTIONS. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Class A Common Stock at set terms. Stock Options may be "incentive stock options" within the meaning of
Section 422 of the Code ("Incentive Stock Options"), or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

     (a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Class A Common Stock on the date the Stock Option is granted.

     (b) PAYMENT OF EXERCISE PRICE. The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Class A Common Stock of the Company then owned by the participant, by the withholding of shares of Class A Common Stock for which a Stock Option is exercisable or by a combination of these methods. In the discretion of the Committee, payment also may be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purposes of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Class A Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, in which case upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. The Committee may, at the time of grant, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Class A Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Class A Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value of the Class A Common Stock on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

     (c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Options may be extended beyond such period but no longer than one year after the participant's death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Benefit Agreement relating to the option grant.

     (d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Class A Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Class A Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, that Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Class A Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.

     (e) POST-EMPLOYMENT EXERCISES. The exercise of any Stock Option after termination of employment shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company.

7.   STOCK APPRECIATION RIGHTS.

     (a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right is a right to receive a payment in cash, Class A Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Class A Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Class A Common Stock on the date the right is granted, all as determined by the Committee; PROVIDED, HOWEVER, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the Fair Market Value designated in the Benefit Agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

     (b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; PROVIDED, HOWEVER, that no Stock Appreciation Right shall be exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Appreciation Rights may be extended beyond such period but no longer than one year after the participant's death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right.

     (c) The exercise of any Stock Appreciation Right after termination of employment shall be subject to satisfaction of the conditions precedent that the participant neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company, nor (ii) conducts himself or herself in a manner adversely affecting the Company.

8. STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Class A Common Stock issued or transferred to participants with or without payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines to be appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Class A Common Stock covered by a Stock Award. The Committee also may require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Class A Common Stock subject to a Stock Award, all of the rights of a holder of shares of Class A Common Stock of the Company, including the right to receive dividends and to vote the shares.

9.   PERFORMANCE AWARDS.

     (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Class A Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon Company-wide, divisional and/or individual performance, or other factors as determined by the Committee.

     (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

     (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

10.  STOCK UNITS.

     (a) The Committee may, in its discretion, grant Stock Units to participants hereunder. A "Stock Unit" means a notional account representing one share of Class A Common Stock. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards, as described in Section 11 hereof. A Stock Unit granted by the Committee shall provide for payment in shares of Class A Common Stock at such time as the Benefit Agreement shall specify. Shares of Class A Common Stock issued pursuant to this Section 10 may be issued with or without payments or other consideration therefor, as may be required by applicable law or as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Class A Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

     (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, Class A Common Stock shall be distributed to the participant in respect of the Stock Units unless the Committee, with the consent of the participant, provides for the payment of the Stock Unit in cash or partly in cash and partly in shares of Class A Common Stock equal to the value of the shares of Class A Common Stock which would otherwise be distributed to the participant.

     (c) Prior to the year in which a Stock Unit will vest, the participant may elect not to receive Class A Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Class A Common Stock pursuant to the agreement of deferral.

11. PERFORMANCE-BASED AWARDS. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exception to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period specifying in terms of an objective formula or standard the method for computing the amount of compensation payable to the participant if such performance goals are achieved and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after one-quarter of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, and unless restricted by the applicable Benefit Agreement, the Committee may reduce or eliminate the number of shares of Class A Common Stock or cash granted or the number of shares of Class A Common Stock vested upon the attainment of such performance goal.

12. FOREIGN LAWS. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions which the Committee determines to be necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no Benefits may be granted pursuant to this Section 12 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

13.  ADJUSTMENT PROVISIONS; CHANGE IN CONTROL.

     (a) If there shall be any change in the Class A Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Class A Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Class A Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments also may be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

     (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately become exercisable. For purposes of this
Section 13(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

          (i) A change in control of the direction and administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

          (ii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

          (iii) The Company's Class A Common Stock shall cease to be publicly traded; or

          (iv) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

          (v) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 13(b)(ii) or (iii) above, and such transaction shall have been consummated.

     Notwithstanding the foregoing, (A) changes in the relative beneficial ownership among members of the Lauder family and family-controlled entities shall not, by itself, constitute a Change in Control of the Company, and (B) any spin-off of a division or subsidiary of the Company to its stockholders shall not constitute a Change in Control of the Company.

     For purposes of this Section 13(b), "Continuing Directors" shall mean (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or elected by a majority of the Continuing Directors in office at the time of his or her nomination or election.

14. NONTRANSFERABILITY. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

15. OTHER PROVISIONS. The award of any Benefit under the Plan also may be subject to such other provisions (whether or not applicable to a Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Class A Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Class A Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Class A Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan. The award of any Benefit under the Plan shall be subject to the receipt of the Company of consideration required under applicable state law.

16. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Class A Common Stock on the date of calculation (or on the last preceding trading date if Class A Common Stock was not traded on such date) if the Class A Common Stock is readily tradeable on a national securities exchange or other market system, and if the Class A Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Class A Common Stock.

17. WITHHOLDING. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax-withholding requirements. If the Company proposes or is required to distribute Class A Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax-withholding requirements prior to the delivery of any certificates for such Class A Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Class A Common Stock by electing to have the Company withhold shares of Class A Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

18. TENURE. A participant's right, if any, to continued employment with the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19. UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20. NO FRACTIONAL SHARES. No fractional shares of Class A Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (a) disqualify any Incentive Stock Options granted under the Plan; (b) increase the aggregate number of shares of Class A Common Stock that may be delivered through Stock Options under the Plan; (c) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in the third and fourth sentences of Section 5(c) hereof; (d) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (e) modify the requirements as to eligibility for participation in the Plan.

22. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

23.  EFFECTIVE DATE.

     (a) The Plan shall be effective as of July 26, 2001, the date on which the Plan was adopted by the Committee (the "Effective Date"), PROVIDED that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

     (b) This Plan shall terminate on July 26, 2011 (unless sooner terminated by the Committee).

                              [ESTEE LAUDER LOGO]





                                 [RECYCLE LOGO]

                        THE ESTEE LAUDER COMPANIES INC.

                              CLASS A COMMON STOCK

PROXY

                         ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking all previous proxies, hereby constitutes and appoints Fred H. Langhammer, Paul E. Konney and Richard W. Kunes, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class A Common Stock of The Estee Lauder Companies Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on October 31, 2001, at The Essex House, Grand Salon, 160 Central Park South, New York, New York, at 10:00 a.m. (local time), and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

This proxy when properly executed, will             Please mark [X]
be voted as directed herein. If no                  your votes as indicated in
direction is given, this proxy will be              this example
voted in accordance with recommendations of the Company's Board of Directors
"FOR" all nominees in Item 1 and "FOR"
Items 2 and 3.

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated:                        , 2001
      -----------------------

--------------------------------------------------------------------------------
SIGNATURE(S) OF STOCKHOLDER(S)

--------------------------------------------------------------------------------
TITLE:

--------------------------------------------------------------------------------
SIGNATURE(S) OF STOCKHOLDER(S)

--------------------------------------------------------------------------------
TITLE:


Item 1 - Election of three (3) Class II Directors:
Lynn Forester, William P. Lauder and Richard D. Parsons

[ ] FOR ALL NOMINEES                   [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ] with exceptions noted

Withheld for the following only:
(Write the name(s) of the Nominee(s)
in the space below)

-------------------------------------

-------------------------------------


                                           FOR       AGAINST     ABSTAIN

Item 2 - Approval of the Fiscal 2002         [ ]         [ ]         [ ]
Share Incentive Plan.

Item 3 - Ratification of appointment of      [ ]         [ ]         [ ]
Arthur Andersen LLP as independent
auditors for the 2002 fiscal year.

[ ] By checking the box to the left, I consent to future access of the Annual
    Reports, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

[ ] I plan to attend the Annual Meeting

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

             NOTICE: IF YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING,
                 PLEASE CHECK THE BOX ON THE PROXY CARD ABOVE.
                   AN ADMISSION TICKET WILL BE MAILED TO YOU.

           NO ADMISSION WILL BE GRANTED WITHOUT AN ADMISSION TICKET.

                                      ESTEE
                                     LAUDER
                                    COMPANIES

                        The Estee Lauder Companies Inc.
                         Annual Meeting of Stockholders
                    October 31, 2001, 10:00 A.M. (local time)

                                 The Essex House
                                   Grand Salon
                             160 Central Park South
                               New York, New York

--------------------------------------------------------------------------------
If you wish to access future Annual Reports and Proxy Statements electronically via the Internet and no longer receive the printed materials please provide your consent with your proxy vote.

You may view the 2001 Annual Report and Proxy Statement at
http://www.elcompanies.com.
--------------------------------------------------------------------------------

                        THE ESTEE LAUDER COMPANIES INC.

                              CLASS B COMMON STOCK

PROXY

                         ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned, revoking all previous proxies, hereby constitutes and appoints Fred H. Langhammer, Paul E. Konney and Richard W. Kunes, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Class B Common Stock of The Estee Lauder Companies Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on October 31, 2001, at The Essex House, Grand Salon, 160 Central Park South, New York, New York, at 10:00 a.m. (local time), and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

This proxy when properly executed, will             Please mark [X]
be voted as directed herein. If no                  your votes as indicated in
direction is given, this proxy will be              this example
voted in accordance with recommendations of the Company's Board of Directors
"FOR" all nominees in Item 1 and "FOR"
Items 2 and 3.

Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Dated:                        , 2001
      -----------------------

--------------------------------------------------------------------------------
SIGNATURE(S) OF STOCKHOLDER(S)

--------------------------------------------------------------------------------
TITLE:

--------------------------------------------------------------------------------
SIGNATURE(S) OF STOCKHOLDER(S)

--------------------------------------------------------------------------------
TITLE:


Item 1 - Election of three (3) Class II Directors:
Lynn Forester, William P. Lauder and Richard D. Parsons

[ ] FOR ALL NOMINEES                   [ ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ] with exceptions noted

Withheld for the following only:
(Write the name(s) of the Nominee(s)
in the space below)

-------------------------------------

-------------------------------------


                                           FOR       AGAINST     ABSTAIN

Item 2 - Approval of the Fiscal 2002       [ ]         [ ]         [ ]
Share Incentive Plan.

Item 3 - Ratification of appointment of    [ ]         [ ]         [ ]
Arthur Andersen LLP as independent
auditors for the 2002 fiscal year.

[ ] By checking the box to the left, I consent to future access of the Annual
    Reports, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility.

[ ] I plan to attend the Annual Meeting

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

             NOTICE: IF YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING,
                 PLEASE CHECK THE BOX ON THE PROXY CARD ABOVE.
                   AN ADMISSION TICKET WILL BE MAILED TO YOU.

           NO ADMISSION WILL BE GRANTED WITHOUT AN ADMISSION TICKET.

                                      ESTEE
                                     LAUDER
                                    COMPANIES

                        The Estee Lauder Companies Inc.
                         Annual Meeting of Stockholders
                    October 31, 2001, 10:00 A.M. (local time)

                                 The Essex House
                                   Grand Salon
                             160 Central Park South
                               New York, New York


--------------------------------------------------------------------------------
If you wish to access future Annual Reports and Proxy Statements electronically via the Internet and no longer receive the printed materials please provide your consent with your proxy vote.

You may view the 2001 Annual Report and Proxy Statement at
http://www.elcompanies.com.
--------------------------------------------------------------------------------